UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Peter V. Bonanno, Esq.	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	200 Clarendon Street
New York, New York 10282	27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2012

Structured International Equity Funds
Structured Emerging Markets Equity
Structured International Equity
Structured International Small Cap

Goldman Sachs Structured International

Equity Funds

■	STRUCTURED EMERGING MARKETS EQUITY

■	STRUCTURED INTERNATIONAL EQUITY

■	STRUCTURED INTERNATIONAL SMALL CAP

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	21

Financial Statements	46

Financial Highlights	50

Notes to the Financial Statements	56

Other Information	72

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Structured Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging markets securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Structured International Equity Fund invests primarily in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Structured International Small Cap Fund invests primarily in a diversified portfolio of equity investments in non-U.S. small-capitalization companies. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Goldman Sachs’ Structured International Equity Investment Process

■	Comprehensive – We forecast returns on over 8,000 international stocks and 43 equity markets on a daily basis.

■	Rigorous – We evaluate stocks and countries based on fundamental investment criteria that have outperformed historically.

■	Objective – Our stock and country selection process is free from emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■

We use unique, proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

■	Blend top-down market views with bottom-up stock selection.

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■

Achieve excess returns by taking many small diversified stock positions. Additionally, in the GS Structured Emerging Markets Equity Fund and the GS Structured International Equity Fund we take intentional country bets.

Enhancements Made to Proprietary Quantitative Model during the Six-Month Period Ended April 30, 2012

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the six-month period ended April 30, 2012.

We introduced a new short-term model to our stock selection process during the first quarter of 2012. We plan to use this short-term model, which forecasts potential returns using three-month to 12-month time horizons, to help us make long-term investment decisions and determine when to buy or sell securities. In addition, we implemented enhancements to our country/currency selection process. In seeking to make our models more effective in a variety of market environments, we enhanced the way we expressed our active views by modeling unhedged equity returns directly, rather than modeling our currency and currency-hedged equity views separately. This enhancement should help us match the Funds’ portfolios more closely with our optimal views. During the first calendar quarter, we also introduced country-specific views to increase the flexibility of our process. We believe the incorporation of these country-specific views should enhance performance consistency, especially during periods of unexpected market disruption.

MARKET REVIEW

Goldman Sachs Structured International

Equity Funds

Market Review

Global stock markets advanced during the six-month period ended April 30, 2012 (the “Reporting Period”), with a sharp rally during the first two months of 2012 more than offsetting weakness at the beginning and the end of the Reporting Period.

During November and December 2011, international equities and emerging market equities retreated in response to slowing global economic growth and the worsening of Europe’s sovereign debt crisis. Concern about the outlook for global economic growth was exacerbated by a drop in China’s inflation rate, which fell from 6.1% in September to 5.5% in October, and a slowdown in Chinese industrial production. In addition, the euro and many emerging market currencies declined against the U.S. dollar, further weakening equity returns as measured in U.S. dollars. The Greek and Italian governments were replaced by technocrats; credit conditions for banks tightened; and yields on Italian and Spanish government debt hovered near unsustainable levels. Japanese equities generally lagged the broader international equity market despite the announcement that Japan’s economy had grown at an annualized pace of 6% during the third quarter of 2011.

The international equity and emerging equity markets rallied broadly during January and February 2012, as sentiment about the global economy improved and investors started to rotate into riskier assets. Gains extended through March 2012 amidst growing optimism that the U.S. economy was recovering and that Europe might eventually be able to stem its sovereign debt crisis. Despite widespread downgrades of sovereign debt by Standard & Poor’s, European equity markets reflected optimism that a financial crisis could be averted through liquidity provided by the European Central Bank’s longer-term refinancing operation (“LTRO”) and the proposal of a “fiscal compact” for the European Monetary Union.

The emerging equity markets retreated during March, joined by the international equity markets in April, on questions about the strength of the U.S. economic recovery and increased political uncertainty in Europe. Weaker-than-expected economic data from China also renewed concerns about an economic slowdown in Asia. Japanese equities rose as the yen weakened significantly late in the Reporting Period, following the Bank of Japan’s surprise monetary policy easing in the form of increased asset purchases.

MARKET REVIEW

Emerging Markets Equity

The MSCI Emerging Markets Index (net, unhedged) (“MSCI Emerging Markets Index”) returned 3.93% during the Reporting Period. Sixteen of the 21 countries in the MSCI Emerging Markets Index were up for the Reporting Period, with Thailand (+25.66%) and the Philippines (+21.77%) recording the largest gains. China (+7.13%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

Nine of the 10 sectors in the MSCI Emerging Markets Index were positive for the Reporting Period, with information technology (+15.86%) and consumer staples (+12.50%) gaining the most ground. The information technology sector was also the largest contributor to MSCI Emerging Markets Index returns on the basis of impact.

International Equity

The MSCI EAFE Index (unhedged and net of dividend withholding taxes) (“MSCI EAFE Index”) returned 2.44%* during the Reporting Period. Thirteen of the 22 countries in the MSCI EAFE Index were up for the Reporting Period, with Denmark (+23.13%) and Ireland (+19.35%) posting the largest gains. The U.K. (+6.43%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

Seven of the 10 sectors in the MSCI EAFE Index recorded positive results for the Reporting Period, with consumer staples (+7.96%) and consumer discretionary (+7.14%) gaining the most. The consumer staples sector was also the largest contributor to MSCI EAFE Index returns on the basis of impact.

International Small Cap Equity

The MSCI EAFE Small Cap Index (unhedged and net of dividend withholding taxes) (“MSCI EAFE Small Cap Index”) advanced 6.04% during the Reporting Period. Eighteen of the 22 countries in the MSCI EAFE Small Cap Index were up for the Reporting Period, with the U.K. (+14.09%) and Denmark (+13.29%) posting the largest gains. The U.K. was also the largest contributor on the basis of impact, which takes both weightings and total returns into account.

Nine of the 10 sectors in the MSCI EAFE Small Cap Index recorded positive results for the Reporting Period, with information technology (+12.90%) and energy (+12.72%) gaining the most. The industrials (+7.78%) sector was the largest contributor to MSCI EAFE Small Cap Index returns on the basis of impact.

*All	index returns are expressed in U.S. dollar terms.

MARKET REVIEW

Looking Ahead

We continue to believe that less expensive stocks are likely to outpace more expensive stocks. In addition, we expect stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

PORTFOLIO RESULTS

Structured Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (the “Team”) discusses the Goldman Sachs Structured Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 7.28%, 6.88%, 7.45% and 7.38%, respectively. These returns compare to the 3.93% cumulative total return of the Fund’s benchmark, the MSCI Emerging Markets Index (net, unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies—a bottom-up stock selection strategy and a top-down country/currency selection strategy—to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, our country/currency selection strategy added to the Fund’s relative performance. Our stock selection strategy, which uses stock selection models based on five investment themes, also enhanced relative returns. We use these five investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.
Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	During the Reporting Period, our bottom-up stock selection strategy and four of its five investment themes added to the Fund’s relative results.

Sentiment, Momentum and Profitability contributed the most to relative performance. Our Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries, while Momentum predicts drift in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Profitability assesses whether a company is earning more than its cost of capital. The Quality theme also added value. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Valuation detracted from the Fund’s relative returns during the Reporting Period. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative returns.

PORTFOLIO RESULTS

Q	Which stock positions contributed to the Fund’s relative returns during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Security selection in the information technology, financials and consumer discretionary sectors contributed positively during the Reporting Period. The Fund benefited from overweighted positions in Asustek Computer, a Taiwan-based maker of computers and computer components; Samsung Electronics, a South Korea-based electronics manufacturer; and Grupo Aeroportuario del Sueste, an airport operator in Mexico. We chose to overweight Asustek Computer because of our positive views on Momentum. The Fund was overweight Samsung Electronics based on our positive views on Sentiment. Our positive views on Valuation led us to an overweight in Grupo Aeroportuario del Sueste.

Q	Which Fund positions detracted from results during the Reporting Period?

A	Our stock picks in the consumer staples, materials and industrials sectors detracted from relative results during the Reporting Period. The Fund was hampered by overweighted positions in South Korean industrial conglomerate SK Holdings and Brazilian oil and gas company Petroleo Brasileiro. An underweighted position in Tencent Holdings, a Chinese Internet and wireless provider, also dampened returns. Our positive views on Valuation led to the Fund’s overweights in SK Holdings and Petroleo Brasileiro. We adopted the underweight to Tencent Holdings because of our negative views on Profitability.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy added to the Fund’s relative returns during the Reporting Period. The Fund benefited from an overweighted position compared to the Index in Thailand. Underweighted positions in Brazil and Korea also contributed positively. The Fund was hampered by an overweighted position in Russia as well as underweighted positions in South Africa and Colombia.
We made our picks using our proprietary models, which are based on six investment themes specific to our country/ currency strategy—Valuation, Momentum, Risk Premium, Fund Flows, Macro and Visibility. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. The Momentum theme favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Macro assesses a market’s macroeconomic environment and growth prospects. Finally, Visibility evaluates which markets are drawing the attention of technical traders.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	We increased the Fund’s weightings relative to the Index in China, Thailand and Korea and decreased its weightings in India, Indonesia and Chile.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer staples, industrials, information technology and consumer discretionary sectors compared to the Index. The Fund was underweight the materials, utilities, telecommunication services, energy, health care and financials sectors.

In terms of countries, the Fund was overweight China, Mexico, Russia, Malaysia, Korea, Thailand and the Philippines relative to the Index at the end of the Reporting Period. It was underweight South Africa, India, Taiwan, Chile, Turkey, Colombia, Brazil, Indonesia, Peru, the Czech Republic and Hungary. At the end of the Reporting Period, the Fund was relatively neutral compared to the Index in Poland, Morocco and Egypt.

FUND BASICS

Structured Emerging Markets Equity Fund

as of April 30, 2012

PERFORMANCE REVIEW
November 1, 2011–April 30, 2012	Fund Total Return (based on NAV)[1]	MSCI EMF Index[2]
Class A	7.28%	3.93%
Class C	6.88	3.93
Institutional	7.45	3.93
Class IR	7.38	3.93

[1]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI Emerging Markets Index (net, unhedged) (the “MSCI EMF Index”) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 30, 2011, the MSCI EMF Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/12	One Year	Since Inception	Inception Date
Class A	-12.44%	-3.50%	10/5/07
Class C	-9.02	-2.89	10/5/07
Institutional	-7.02	-1.87	10/5/07
Class IR	-7.20	9.52	8/31/10

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.45%	1.71%
Class C	2.20	2.46
Institutional	1.05	1.31
Class IR	1.20	1.46

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/12[5]
Holding	% of Total Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	5.6%	Semiconductors & Semiconductor Equipment	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2.6	Semiconductors & Semiconductor Equipment	Taiwan
Hyundai Motor Co.	2.6	Automobiles & Components	South Korea
Sberbank of Russia.	2.3	Banks	Russia
Bank of China Ltd. Class H	2.3	Banks	China
Petroleo Brasileiro SA Preference Shares	2.3	Energy	Brazil
Companhia de Bebidas das Americas Preference Shares ADR	2.2	Food, Beverage & Tobacco	Brazil
China Mobile Ltd.	2.2	Telecommunication Services	Hong Kong
China Petroleum & Chemical Corp. Class H	2.1	Energy	China
China Construction Bank Corp. Class H	2.0	Banks	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets at April 30, 2012. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Structured International Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (the “Team”) discusses the Goldman Sachs Structured International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 4.37%, 3.90%, 3.88%, 4.57%, 4.21%, 4.34% and 4.23%, respectively. These returns compare to the 2.44% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged and net of dividend withholding taxes) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies—a bottom-up stock selection strategy and a top-down country/currency selection strategy—to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, our country/currency selection strategy contributed positively to the Fund’s relative performance. Our bottom-up stock selection strategy, which uses stock selection based on six investment themes, dampened relative returns. We use these six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.
Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy and its six investment themes hampered relative performance during the Reporting Period. Valuation and Quality were the Fund’s weakest-performing themes. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Profitability and Momentum contributed positively to relative results. Profitability assesses whether a company is earning more than its cost of capital. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment, which reflects selected investment views and decisions of individuals and financial intermediaries, also added value. The impact of our Management theme was relatively neutral during the Reporting Period. Management assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative returns.

PORTFOLIO RESULTS

Q	Which stock positions contributed to the Fund’s relative returns during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Investments in the industrials, financials and consumer staples sectors added to the Fund’s relative performance during the Reporting Period. The Fund benefited from underweighted positions in Siemens, a German-based electronics and electrical engineering conglomerate, and in Royal Dutch Shell, an oil and gas company. An overweighted position in Swiss technology firm Oc Oerlikon also enhanced Fund returns versus the Index. We assumed the underweight to Siemens as a result of our negative views on Momentum and Valuation. Our negative views on Quality led to the Fund’s underweight in Royal Dutch Shell. We chose to overweight Oc Oerlikon because of our positive views on Valuation and Momentum.

Q	Which Fund positions detracted from results during the Reporting Period?

A	Security selection in the utilities, telecommunication services and information technology sectors dampened relative results during the Reporting Period. The Fund was hampered by overweighted positions in Vivendi, a French mass media and telecommunication company, and in Enel, an Italian power company. An underweighted position in Japanese automobile company Toyota Motor also detracted from returns. We adopted the overweights in Vivendi and Enel because of our positive views on Valuation. The Fund was underweight Toyota Motor as a result of our negative views on Management.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy boosted relative performance during the Reporting Period. The Fund’s underweighted positions compared to the Index in Spain and France added to relative returns. An overweighted position in Italy was also advantageous. Detracting from relative performance were the Fund’s underweighted positions in Denmark and Belgium and its overweighted position in Germany.
We made our picks using our proprietary models, which are based on five investment factors specific to our country/ currency strategy—Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s weightings relative to the Index in Switzerland, Hong Kong and Norway. We decreased its weightings compared to the Index in France, Japan and Italy.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight consumer staples, consumer discretionary, health care and financials compared to the Index. It was underweight the telecommunication services, information technology, materials and industrials sectors. The Fund was relatively neutral versus the Index in the energy and utilities sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in Hong Kong, the U.K., Switzerland, Norway, Germany, Belgium, Denmark and Singapore at the end of the Reporting Period. It was underweight Australia, France, Japan, Spain, Italy, Sweden, the Netherlands and Ireland. Compared to the Index, the Fund was relatively neutral in Israel, New Zealand, Greece, Finland, Austria and Portugal at the end of the Reporting Period.

FUND BASICS

Structured International Equity Fund

as of April 30, 2012

PERFORMANCE REVIEW
November 1, 2011–April 30, 2012	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net) Index[2]
Class A	4.37%	2.44%
Class B	3.90	2.44
Class C	3.88	2.44
Institutional	4.57	2.44
Service	4.21	2.44
Class IR	4.34	2.44
Class R	4.23	2.44

[1]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) (Net) Index (unhedged, with dividends reinvested) (the “Index”) is a market capitalization-weighted composite of securities in 22 developed markets (as of May 30, 2011). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-14.60%	-6.47%	4.27%	2.07%	8/15/97
Class B	-14.80	-6.49	4.29	2.18	8/15/97
Class C	-11.24	-6.08	4.15	1.85	8/15/97
Institutional	-9.25	-5.01	5.34	3.00	8/15/97
Service	-9.72	-5.47	4.82	2.50	8/15/97
Class IR	-9.40	N/A	N/A	-7.34	11/30/07
Class R	-9.81	N/A	N/A	-7.74	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	1.31%
Class B	2.00	2.06
Class C	2.00	2.06
Institutional	0.85	0.91
Service	1.35	1.41
Class IR	1.00	1.06
Class R	1.50	1.56

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/12[5]
Holding	% of Total Net Assets	Line of Business	Country
Roche Holding AG	3.9%	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
HSBC Holdings PLC	2.7	Banks	United Kingdom
British American Tobacco PLC	2.3	Food, Beverage & Tobacco	United Kingdom
Deutsche Post AG (Registered)	2.0	Transportation	Germany
Statoil ASA	1.9	Energy	Norway
Novartis AG (Registered)	1.9	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Swedish Match AB	1.8	Food, Beverage & Tobacco	Sweden
Nestle SA (Registered)	1.8	Food, Beverage & Tobacco	Switzerland
Nissan Motor Co. Ltd	1.7	Automobiles & Components	Japan
Royal Dutch Shell PLC Class A	1.7	Energy	Netherlands

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 4.2% of the Fund’s net assets at April 30, 2012. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Structured International Small Cap Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (the “Team”) discusses the Goldman Sachs Structured International Small Cap Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 6.56%, 6.19%, 6.78% and 6.65%, respectively. These returns compare to the 6.04% cumulative total return of the Fund’s benchmark, the MSCI EAFE Small Cap Index (unhedged and net of dividend withholding taxes) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Overall, our investment themes added to the Fund’s relative returns during the Reporting Period. Momentum was our best-performing theme. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment, Profitability and Quality also enhanced relative performance. Our Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. Profitability assesses whether a company is earning more than its cost of capital, while the Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.
Valuation and Management detracted from the Fund’s relative results. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Management assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Which stock positions contributed to the Fund’s relative returns during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Our stock picks in the consumer discretionary, consumer staples and information technology sectors contributed positively to the Fund’s results versus the Index during the Reporting Period. The Fund benefited from overweighted positions in Kvaerner ASA, a Norway-based engineering and construction services company; Bodycote, a U.K.-based provider of thermal processing services; and Forbo Holding, a German manufacturer of flooring, bonding and movement systems. The overweights in Kvaerner Asa and Forbo Holding were the result of our positive views on Valuation. Our positive views on Momentum led to the Fund’s overweight in Bodycote.

PORTFOLIO RESULTS

Q	Which Fund positions detracted from results during the Reporting Period?

A	Investments in the energy, industrials and materials sectors detracted from the Fund’s relative performance during the Reporting Period. The Fund was hindered by its overweighted positions in Heritage Oil, a U.K.-based oil and gas exploration company; Nexans, a French maker of cables and cabling systems; and Petroplus Holding, an independent oil refiner based in the Netherlands. We assumed the overweights in Nexans and Petroplus Holdings because of our positive views on Valuation. The Fund was overweight Heritage Oil based on our positive views on Momentum.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocation; changes in its country weightings are generally the result of our stock picking. That said, the Fund benefited during the Reporting Period from overweighted positions relative to the Index in German and Hong Kong stocks and an underweighted position in Norwegian stocks. The Fund was hampered by its overweighted position in French stocks as well as by underweighted positions in the stocks of Austria and the Netherlands. Security selection in all six countries added to returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	The largest shifts we made during the Reporting Period were to increase the Fund’s weightings relative to the Index in Australia, Finland and New Zealand and to decrease the Fund’s weightings in Japan, the U.K. and Portugal.
Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer staples, energy, consumer discretionary, industrials and financials sectors compared to the Index. The Fund was underweight the health care, information technology, materials, telecommunication services and utilities sectors relative to the Index at the end of the Reporting Period.

In terms of countries, the Fund was overweight Australia, Sweden, Finland, Italy, Germany, the U.K., Denmark and Norway relative to the Index. It was underweight Japan, Switzerland, Greece, the Netherlands, Portugal, Ireland, Spain, France and Belgium. At the end of the Reporting Period, the Fund was relatively neutral compared to the Index in Hong Kong, Austria, Israel, Singapore and New Zealand.

FUND BASICS

Structured International Small Cap Fund

as of April 30, 2012

PERFORMANCE REVIEW
November 1, 2011–April 30, 2012	Fund Total Return (based on NAV)[1]	MSCI EAFE Small Cap Index[2]
Class A	6.56%	6.04%
Class C	6.19	6.04
Institutional	6.78	6.04
Class IR	6.65	6.04

[1]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.

[2]

The MSCI EAFE Small Cap (Net) Index (unhedged and net of dividend withholding taxes) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. MSCI selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/12	One Year	Since Inception	Inception Date
Class A	-10.09%	-2.70%	9/28/07
Class C	-6.44	-2.16	9/28/07
Institutional	-4.45	-1.06	9/28/07
Class IR	-4.58	15.53	8/31/10

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.47%
Class C	2.05	2.22
Institutional	0.90	1.07
Class IR	1.05	1.22

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/12[5]
Holding	% of Total Net Assets	Line of Business	Country
EnQuest PLC	1.1%	Energy	United Kingdom
Croda International PLC	1.0	Materials	United Kingdom
Etablissements Maurel et Prom	0.8	Energy	France
John Wood Group PLC	0.8	Energy	United Kingdom
PSP Swiss Property AG (Registered)	0.7	Real Estate	Switzerland
Bilfinger Berger SE	0.7	Capital Goods	Germany
Lancashire Holdings Ltd.	0.7	Insurance	Bermuda
Kemira OYJ	0.7	Materials	Finland
KYORIN Holdings, Inc.	0.7	Pharmaceuticals, Biotechnology & Life Sciences	Japan
Nexans SA	0.7	Capital Goods	France

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 5.0% of the Fund’s net assets at April 30, 2012. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 97.4%
Brazil – 12.6%
62,300	Banco do Brasil SA (Banks)	$770,681
193,800	Banco do Estado do Rio Grande do Sul SA Preference B Shares (Banks)	1,679,603
696,900	BM&FBovespa SA (Diversified Financials)	3,919,297
163,700	Companhia de Bebidas das Americas Preference Shares ADR (Food, Beverage & Tobacco)	6,872,126
277,400	Cosan SA Industria e Comercio (Food, Beverage & Tobacco)	4,817,008
18,300	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA Preference Shares (Utilities)	279,951
224,100	Gerdau SA ADR (Materials)	2,104,299
43,100	JBS SA (Food, Beverage & Tobacco)*	169,583
506,900	Klabin SA Preference Shares (Materials)	2,430,588
630,100	Petroleo Brasileiro SA Preference Shares (Energy)	7,037,657
157,800	Telefonica Brasil SA ADR (Telecommunication Services)	4,492,566
223,100	Vale SA Preference A Shares (Materials)	4,851,399

		39,424,758

China – 16.2%
6,243,000	Agricultural Bank of China Ltd. Class H (Banks)	2,952,623
2,200	Baidu, Inc. ADR (Software & Services)*	291,940
17,045,000	Bank of China Ltd. Class H (Banks)	7,097,910
2,393,000	Bank of Communications Co. Ltd. Class H (Banks)	1,841,471
234,000	China BlueChemical Ltd. Class H (Materials)	166,775
8,211,000	China Citic Bank Corp. Ltd. Class H (Banks)	5,202,664
5,079,000	China Communications Construction Co. Ltd. Class H (Capital Goods)	5,060,726
7,889,000	China Construction Bank Corp. Class H (Banks)	6,122,212
410,500	China Merchants Bank Co. Ltd. Class H (Banks)	886,355
794,000	China Minsheng Banking Corp. Ltd. Class H (Banks)	821,621
6,028,000	China Petroleum & Chemical Corp. Class H (Energy)	6,402,404
176,000	China Shenhua Energy Co. Ltd. Class H (Energy)	777,225
620,000	China Southern Airlines Co. Ltd. Class H (Transportation)*	277,842
1,571,000	Country Garden Holdings Co. Ltd. (Real Estate)	677,518

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,296,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles & Components)	$2,534,802
1,364,000	Evergrande Real Estate Group Ltd. (Real Estate)(a)	783,054
455,500	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	977,564
642,400	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate)	853,320
566,000	Harbin Electric Co. Ltd. Class H (Capital Goods)	587,672
322,000	Lenovo Group Ltd. (Technology Hardware & Equipment)	307,937
3,022,000	PetroChina Co. Ltd. Class H (Energy)	4,507,909
1,651,000	Soho China Ltd. (Real Estate)	1,279,851

		50,411,395

Egypt – 0.2%
304,160	Telecom Egypt Co. (Telecommunication Services)	652,571

Hong Kong – 4.8%
448,000	China Everbright Ltd. (Diversified Financials)	707,166
607,500	China Mobile Ltd. (Telecommunication Services)	6,721,091
1,488,000	China Overseas Land & Investment Ltd. (Real Estate)	3,215,592
1,749,000	Citic Pacific Ltd. (Capital Goods)	2,870,286
1,482,000	Guangdong Investment Ltd. (Utilities)	1,087,396
477,000	KWG Property Holding Ltd. (Real Estate)	312,368

		14,913,899

India – 3.6%
58,196	Bajaj Holdings and Investment Ltd. (Diversified Financials)	932,110
725,469	Hexaware Technologies Ltd. (Software & Services)	1,780,332
73,984	India Cements Ltd. (Materials)	118,690
210,447	Indiabulls Financial Services Ltd. (Diversified Financials)	967,262
1,708,050	Indiabulls Infrastructure and Power Ltd. (Utilities)*	339,341
751,094	Indian Bank (Banks)	3,147,716
113,953	Jubilant Life Sciences Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	391,091
406,469	Oil & Natural Gas Corp. Ltd. (Energy)	2,079,566
419,831	Satyam Computer Services Ltd. (Software & Services)*	613,628

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
439,961	Sterlite Industries India Ltd. (Materials)	$886,687

		11,256,423

Indonesia – 1.9%
2,064,000	PT Bank Negara Indonesia (Persero) Tbk (Banks)	900,404
3,130,500	PT Bank Rakyat Indonesia (Persero) Tbk (Banks)	2,253,750
2,741,000	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	1,440,335
846,000	PT Kalbe Farma Tbk (Pharmaceuticals, Biotechnology & Life Sciences)	369,353
2,183,500	PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food, Beverage & Tobacco)	692,549
80,000	PT Semen Gresik (Persero) Tbk (Materials)	105,438
1,500	PT Unilever Indonesia Tbk (Household & Personal Products)	3,236

		5,765,065

Luxembourg – 0.1%
62,175	Brait SE (Diversified Financials)*	194,894

Malaysia – 5.3%
944,400	AMMB Holdings Berhad (Diversified Financials)	1,948,082
2,468,400	DRB-Hicom Berhad (Automobiles & Components)	2,071,744
526,100	Genting Berhad (Consumer Services)	1,793,240
2,920,900	Genting Malaysia Berhad (Consumer Services)	3,697,709
26,700	Genting Plantations Berhad (Food, Beverage & Tobacco)	82,754
33,900	Hong Leong Financial Group Berhad (Banks)	133,538
1,405,800	Kulim Malaysia Berhad (Food, Beverage & Tobacco)	1,960,633
19,600	PPB Group Berhad (Food, Beverage & Tobacco)	108,312
241,200	RHB Capital Berhad (Banks)	586,214
2,051,300	Telekom Malaysia Berhad (Telecommunication Services)	3,641,445
229,700	UMW Holdings Berhad (Automobiles & Components)	595,155

		16,618,826

Mexico – 7.5%
84,405	America Movil SAB de CV Series L ADR (Telecommunication Services)	2,249,393
490,435	Cemex SAB de CV ADR (Materials)	3,545,845
27,200	Coca-Cola Femsa SAB de CV ADR (Food, Beverage & Tobacco)*	2,881,840

Shares	Description	Value

Common Stocks – (continued)
Mexico – (continued)
14,130	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	$1,148,204
135,600	Gruma SAB de CV Series B (Food, Beverage & Tobacco)*	375,801
48,040	Grupo Aeroportuario del Pacifico SAB de CV ADR (Transportation)	1,859,628
60,810	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation)	4,980,947
129,900	Grupo Carso SAB de CV Series A-1 (Capital Goods)	433,799
7,695	Grupo Elektra SA de CV (Retailing)	476,081
432,800	Grupo Mexico SAB de CV Series B (Materials)	1,335,352
345,300	Grupo Modelo SAB de CV Series C (Food, Beverage & Tobacco)	2,438,528
535,100	Inmuebles Carso SAB de CV Series B-1 (Diversified Financials)*	472,415
201,700	Minera Frisco SAB de CV Series A-1 (Materials)*	872,395
143,000	Wal-Mart de Mexico SAB de CV Series V (Food & Staples Retailing)	408,934

		23,479,162

Philippines – 1.5%
495,190	BDO Unibank, Inc. (Banks)	774,308
433,380	Metropolitan Bank & Trust Co. (Banks)	934,263
31,340	Philippine Long Distance Telephone Co. ADR (Telecommunication Services)	1,902,965
607,700	Universal Robina Corp. (Food, Beverage & Tobacco)	933,690

		4,545,226

Poland – 1.2%
87,448	KGHM Polska Miedz SA (Materials)	3,866,673

Russia – 8.4%
43,156,700	Federal Hydrogenerating Co. (Utilities)	1,532,111
132,250	Gazprom Neft ADR (Energy)	3,275,947
634,439	OAO Gazprom ADR (Energy)	7,348,112
72,970	OAO Lukoil ADR (Energy)	4,489,204
13,319	OAO Tatneft ADR (Energy)	494,393
125,450	OJSC Surgutneftegas ADR (Energy)(a)	1,256,538
760,084	OJSC Surgutneftegas Preference Shares (Energy)	504,489
2,250,000	Sberbank of Russia (Banks)	7,198,816
54,600	Sberbank of Russia Preference Shares (Banks)*	127,423

		26,227,033

South Africa – 4.8%
99,460	ABSA Group Ltd. (Banks)	2,049,739

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
South Africa – (continued)
549,608	AVI Ltd. (Food, Beverage & Tobacco)	$3,410,137
33,965	DataTec Ltd. (Technology Hardware & Equipment)	199,425
434,903	FirstRand Ltd. (Diversified Financials)	1,414,405
129,141	Imperial Holdings Ltd. (Retailing)	2,808,041
62,955	JD Group Ltd. (Retailing)	393,835
3,217	Kumba Iron Ore Ltd. (Materials)	227,824
27,115	Lewis Group Ltd. (Retailing)	263,398
82,006	Liberty Holdings Ltd. (Insurance)	930,594
140,795	MMI Holdings Ltd. (Insurance)	317,119
35,778	MTN Group Ltd. (Telecommunication Services)	625,680
101,499	Pick’n Pay Holdings Ltd. (Food & Staples Retailing)	255,270
32,640	Resilient Property Income Fund Ltd. (Real Estate)	165,466
512,160	Super Group Ltd. (Retailing)*	968,534
46,524	The Foschini Group Ltd. (Retailing)	771,236
10,467	Tongaat Hulett Ltd. (Food, Beverage & Tobacco)	141,304

		14,942,007

South Korea – 16.4%
1,098	AmorePacific Group (Household & Personal Products)	275,983
43,475	Daelim Industrial Co. Ltd. (Capital Goods)	4,001,918
13,320	Daewoo Shipbuilding & Marine Engineering Co. Ltd. (Capital Goods)	370,529
10,226	Doosan Heavy Industries & Construction Co. Ltd. (Capital Goods)	479,419
2,573	E-Mart Co. Ltd. (Food & Staples Retailing)	610,562
6,490	Hana Financial Group, Inc. (Banks)	221,252
8,080	Handsome Co. Ltd. (Consumer Durables & Apparel)	271,887
13,630	Hanwha Chemical Corp. (Materials)	266,767
1,269	Honam Petrochemical Corp. (Materials)	303,231
34,560	Hyundai Motor Co. (Automobiles & Components)	8,158,589
4,144	Hyundai Motor Co. Preference Shares (Automobiles & Components)	290,436
168,420	LG Display Co. Ltd. (Technology Hardware & Equipment)*	3,717,937
46,209	LG Electronics, Inc. (Consumer Durables & Apparel)	2,851,047
21,650	LG Fashion Corp. (Consumer Durables & Apparel)	718,610
48,773	LG International Corp. (Capital Goods)	1,988,541
337	Lotte Chilsung Beverage Co. Ltd. (Food, Beverage & Tobacco)	380,022

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
625	Namyang Dairy Products Co. Ltd. (Food, Beverage & Tobacco)	$359,474
481	OCI Co. Ltd. (Materials)	90,428
912	POSCO (Materials)	302,126
14,362	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	17,578,533
2,168	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	1,545,055
16,714	Samyang Holdings Corp. (Food, Beverage & Tobacco)	886,478
2,715	Sindoh Co. Ltd. (Technology Hardware & Equipment)	132,151
41,299	SK Holdings Co. Ltd. (Capital Goods)	4,396,880
125,660	SK Networks Co. Ltd. (Capital Goods)	1,033,195

		51,231,050

Taiwan – 7.9%
539,880	Asustek Computer, Inc. (Technology Hardware & Equipment)	5,423,401
790,000	China Motor Corp. (Automobiles & Components)	649,641
2,831,900	China Petrochemical Development Corp. (Materials)	2,843,429
563,000	Compal Electronics, Inc. (Technology Hardware & Equipment)	644,544
800,000	Forhouse Corp. (Semiconductors & Semiconductor Equipment)	449,133
2,480,000	Systex Corp. (Software & Services)	2,535,070
526,800	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	8,207,544
7,459,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	3,901,603

		24,654,365

Thailand – 5.0%
752,700	Airports of Thailand PCL (Transportation)	1,514,360
139,900	Bangchak Petroleum PCL (Energy)	115,682
844,500	Bangkok Bank PCL (Banks)	5,314,704
335,200	Bangkok Dusit Medical Services PCL Class F (Health Care Equipment & Services)	1,001,525
2,013,800	Charoen Pokphand Foods PCL (Food, Beverage & Tobacco)	2,662,353
1,409,900	PTT Global Chemical PCL (Materials)	3,150,341
22,700	PTT PCL (Energy)	258,885

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Thailand – (continued)
13,200	Siam Makro PCL (Food & Staples Retailing)	$164,010
310,000	Supalai PCL (Real Estate)	165,009
2,400,900	TPI Polene PCL (Materials)	1,099,706

		15,446,575

Turkey – 0.0%
47,049	Ulker Biskuvi Sanayi AS (Food, Beverage & Tobacco)	142,566

TOTAL COMMON STOCKS
(Cost $266,461,873)		$303,772,488

Exchange Traded Fund – 1.9%
Other – 1.9%
143,908	Vanguard MSCI Emerging Markets	$6,120,407
(Cost $6,177,852)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $272,639,725)		$309,892,895

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b)(c) – 0.3%
Goldman Sachs Financial Square Money Market Fund — FST Shares
840,000	0.182%	$840,000
(Cost $840,000)

TOTAL INVESTMENTS – 99.6%
(Cost $273,479,725)		$310,732,895

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		1,193,818

NET ASSETS – 100.0%		$311,926,713

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2012.
(c)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 98.3%
Australia – 3.4%
12,412	ASX Ltd. (Diversified Financials)	$412,653
60,587	Australia & New Zealand Banking Group Ltd. (Banks)	1,500,938
111,364	AWE Ltd. (Energy)	200,916
504,303	Beach Energy Ltd. (Energy)	730,771
68,017	BHP Billiton Ltd. (Materials)	2,523,924
8,493	Brickworks Ltd. (Materials)	92,033
10,362	Cabcharge Australia Ltd. (Commercial & Professional Services)	68,859
2,819	Campbell Brothers Ltd. (Commercial & Professional Services)	200,031
91,230	Charter Hall Office REIT (REIT)	293,726
93,627	Charter Hall Retail REIT (REIT)	321,875
121,345	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	1,570,612
164,955	Commonwealth Bank of Australia (Banks)	8,898,166
95,506	Crown Ltd. (Consumer Services)	901,837
436,019	Dexus Property Group (REIT)	423,037
337,389	DuluxGroup Ltd. (Materials)	1,084,077
58,989	Echo Entertainment Group Ltd. (Consumer Services)	274,789
144,782	Emeco Holdings Ltd. (Capital Goods)	155,989
20,702	Forge Group Ltd. (Capital Goods)	134,521
238,785	Metcash Ltd. (Food & Staples Retailing)	982,447
5,350	Monadelphous Group Ltd. (Capital Goods)	128,707
51,933	National Australia Bank Ltd. (Banks)	1,357,493
163,537	New Hope Corp. Ltd. (Energy)(a)	830,004
37,149	Newcrest Mining Ltd. (Materials)	1,012,313
135,179	NRW Holdings Ltd. (Capital Goods)	570,709
150,703	OZ Minerals Ltd. (Materials)	1,451,055
31,473	Platinum Asset Management Ltd. (Diversified Financials)	143,348
55,540	Primary Health Care Ltd. (Health Care Equipment & Services)	163,121
31,450	Rio Tinto Ltd. (Materials)	2,151,964
217,421	Stockland (REIT)	698,451
318,603	TABCORP Holdings Ltd. (Consumer Services)	950,356
400,537	Telstra Corp. Ltd. (Telecommunication Services)	1,476,776
65,859	Toll Holdings Ltd. (Transportation)	399,180
253,807	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	1,133,993
26,927	Wesfarmers Ltd. (Food & Staples Retailing)	845,558
335,440	Westfield Retail Trust (REIT)	946,588

Shares	Description	Value

Common Stocks – (continued)
Australia – (continued)
103,545	Westpac Banking Corp. (Banks)	$2,440,164

		37,470,981

Austria – 0.2%
44,749	Oesterreichische Post AG (Transportation)(a)	1,587,284

Belgium – 1.8%
137,113	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)(a)	9,882,483
12,393	Befimmo SCA Sicafi (REIT)	753,823
6,101	D’ieteren SA NV (Retailing)	269,366
6,705	Elia System Operator SA (Utilities)	286,783
10,817	Financiere de Tubize SA (Diversified Financials)	404,799
16,941	Groupe Bruxelles Lambert SA (Diversified Financials)(a)	1,175,722
23,182	KBC Groep NV (Banks)	449,431
2,450	Kinepolis Group NV (Media)	228,235
10,428	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)(a)	487,616
110,896	Umicore SA (Materials)	6,022,073

		19,960,331

Bermuda – 0.2%
127,113	Catlin Group Ltd. (Insurance)	870,874
76,815	Lancashire Holdings Ltd. (Insurance)	1,004,062

		1,874,936

China – 0.6%
909,000	China Dongxiang Group Co. (Consumer Durables & Apparel)	122,364
386,000	China Zhongwang Holdings Ltd. (Materials)	158,364
2,358,000	Evergrande Real Estate Group Ltd. (Real Estate)(a)	1,353,696
261,500	Fosun International Ltd. (Materials)	155,114
10,879,000	Semiconductor Manufacturing International Corp. (Semiconductors & Semiconductor Equipment)*	538,897
204,500	Shui On Land Ltd. (Real Estate)	85,377
4,970,500	Soho China Ltd. (Real Estate)	3,853,118

		6,266,930

Denmark – 2.0%
49	A.P. Moller - Maersk A/S Class A (Transportation)	365,482
257	A.P. Moller - Maersk A/S Class B (Transportation)	2,012,295
105,352	Christian Hansen Holding A/S (Materials)	2,923,319
73,321	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	10,809,202

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Denmark – (continued)
161,263	Pandora A/S (Consumer Durables & Apparel)(a)	$1,703,777
429,526	TDC A/S (Telecommunication Services)	3,078,906
6,179	Topdanmark A/S (Insurance)*	1,060,130

		21,953,111

Finland – 0.7%
252,635	Kemira OYJ (Materials)(a)	3,205,940
106,744	Metso OYJ (Capital Goods)	4,584,941

		7,790,881

France – 3.5%
241,934	BNP Paribas SA (Banks)	9,764,315
28,300	Christian Dior SA (Consumer Durables & Apparel)	4,267,401
6,809	Ciments Francais SA (Materials)(a)	436,525
59,841	Etablissements Maurel et Prom (Energy)	996,603
22,537	Hermes International (Consumer Durables & Apparel)	7,965,514
17,481	Legrand SA (Capital Goods)	590,137
150,589	M6 Metropole Television SA (Media)	2,313,740
5,883	PPR (Retailing)	984,518
35,837	Remy Cointreau SA (Food, Beverage & Tobacco)	3,996,566
110,294	Total SA (Energy)	5,294,512
22,389	Zodiac Aerospace (Capital Goods)	2,463,777

		39,073,608

Germany – 9.9%
5,512	Adidas AG (Consumer Durables & Apparel)	459,755
3,472	Aurubis AG (Materials)	193,241
132,213	BASF SE (Materials)(a)	10,885,505
83,766	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(a)	5,902,479
43,322	Bilfinger Berger SE (Capital Goods)	3,963,620
40,028	Celesio AG (Health Care Equipment & Services)	690,285
114,971	Daimler AG (Registered) (Automobiles & Components)	6,361,523
172,949	Deutsche Bank AG (Registered) (Diversified Financials)	7,508,251
1,176,274	Deutsche Post AG (Registered) (Transportation)	21,965,662
5,871	Draegerwerk AG & Co. KGaA Preference Shares (Health Care Equipment & Services)(a)	661,331
470,685	E.ON AG (Utilities)	10,657,147
8,661	Freenet AG (Telecommunication Services)	150,630

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
6,244	Gerry Weber International AG (Consumer Durables & Apparel)	$265,214
138,262	Hannover Rueckversicherung AG (Registered) (Insurance)(a)	8,367,251
9,158	Henkel AG & Co. KGaA (Household & Personal Products)	560,749
63,315	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	4,711,590
50,871	Lanxess AG (Materials)	4,050,164
11,523	MTU Aero Engines Holding AG (Capital Goods)	970,895
67,499	ProSiebenSat.1 Media AG Preference Shares (Media)	1,715,093
120,829	SAP AG (Software & Services)	8,012,599
4,175	Symrise AG (Materials)	121,000
3,836	Tipp24 SE (Consumer Services)*	217,916
28,548	Volkswagen AG (Automobiles & Components)(a)	4,876,723
32,306	Volkswagen AG Preference Shares (Automobiles & Components)	6,123,875

		109,392,498

Hong Kong – 7.3%
1,842,400	AIA Group Ltd. (Insurance)	6,520,017
2,286,000	BOC Hong Kong Holdings Ltd. (Banks)	7,065,717
243,000	Cathay Pacific Airways Ltd. (Transportation)	411,113
665,000	Champion REIT (REIT)	289,818
322,000	Cheung Kong Holdings Ltd. (Real Estate)	4,258,469
998,500	CLP Holdings Ltd. (Utilities)	8,547,851
664,000	First Pacific Co. Ltd. (Diversified Financials)	719,282
618,000	Foxconn International Holdings Ltd. (Technology Hardware & Equipment)*	292,236
381,000	Galaxy Entertainment Group Ltd. (Consumer Services)*	1,187,743
123,500	Greentown China Holdings Ltd. (Real Estate)	85,657
379,400	Hang Seng Bank Ltd. (Banks)	5,195,646
236,100	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	3,754,701
1,442,000	Hutchison Telecommunications Hong Kong Holdings Ltd. (Telecommunication Services)	640,695
485,000	Hutchison Whampoa Ltd. (Capital Goods)	4,646,321
213,000	Johnson Electric Holdings Ltd. (Capital Goods)	133,365
211,500	Kerry Properties Ltd. (Real Estate)	959,666
508,000	Li & Fung Ltd. (Retailing)	1,083,281

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
2,543,600	MGM China Holdings Ltd. (Consumer Services)	$4,693,327
177,000	New World Development Co. Ltd. (Real Estate)	219,417
239,500	Orient Overseas International Ltd. (Transportation)	1,631,835
174,000	Power Assets Holdings Ltd. (Utilities)	1,299,077
329,200	Sands China Ltd. (Consumer Services)	1,288,912
142,000	Shangri-La Asia Ltd. (Consumer Services)	300,518
556,500	Shimao Property Holdings Ltd. (Real Estate)	731,001
1,138,000	Singamas Container Holdings Ltd. (Capital Goods)	339,106
92,000	Sino Land Co. Ltd. (Real Estate)	157,812
886,000	SJM Holdings Ltd. (Consumer Services)	1,935,990
299,168	Sun Hung Kai Properties Ltd. (Real Estate)	3,583,404
657,000	Swire Pacific Ltd. Class A (Real Estate)	7,744,738
102,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)	124,650
44,800	The Bank of East Asia Ltd. (Banks)	166,692
556,858	The Link REIT (REIT)	2,316,754
1,198,000	Wheelock & Co. Ltd. (Real Estate)	4,036,305
1,102,000	Wynn Macau Ltd. (Consumer Services)	3,522,484
207,000	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	690,559

		80,574,159

Ireland – 0.3%
87,521	Beazley PLC (Insurance)	201,467
84,388	CRH PLC (Materials)	1,710,560
198,095	James Hardie Industries SE CDI (Materials)	1,531,075

		3,443,102

Israel – 0.7%
196,405	Bank Hapoalim BM (Banks)	728,843
148,246	Bezeq Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	247,146
4,882	Elbit Systems Ltd. (Capital Goods)	178,103
47,174	Israel Chemicals Ltd. (Materials)	539,615
29,698	Israel Discount Bank Ltd. Class A (Banks)*	38,514
35,879	Mizrahi Tefahot Bank Ltd. (Banks)*	323,298
7,883	NICE Systems Ltd. ADR (Software & Services)*	302,865

Shares	Description	Value

Common Stocks – (continued)
Israel – (continued)
108,465	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	$4,961,189

		7,319,573

Italy – 0.1%
20,649	De’Longhi SpA (Consumer Durables & Apparel)(a)	291,104
272,937	Intesa Sanpaolo SpA (Banks)	413,733
378,912	Intesa Sanpaolo SpA RSP (Banks)	506,424

		1,211,261

Japan – 18.2%
10,100	Aderans Co. Ltd. (Household & Personal Products)*	112,621
10,500	Ai Holdings Corp. (Technology Hardware & Equipment)	66,255
19,000	Aichi Steel Corp. (Materials)	90,581
209,000	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	2,697,405
18,400	Alpen Co. Ltd. (Retailing)	374,844
1,036,000	Amada Co. Ltd. (Capital Goods)	7,031,654
10,300	Aoyama Trading Co. Ltd. (Retailing)	212,507
9,800	Arc Land Sakamoto Co. Ltd. (Retailing)	153,530
324,000	Asahi Glass Co. Ltd. (Capital Goods)	2,547,470
63,400	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	1,427,593
884,000	Asahi Kasei Corp. (Materials)	5,463,775
8,400	Avex Group Holdings, Inc. (Media)	95,376
24,400	Azbil Corp. (Technology Hardware & Equipment)	522,744
36,200	Bridgestone Corp. (Automobiles & Components)	856,556
181,000	Brother Industries Ltd. (Technology Hardware & Equipment)	2,432,052
78,600	Century Tokyo Leasing Corp. (Diversified Financials)	1,572,144
70,300	Chubu Electric Power Co., Inc. (Utilities)	1,151,297
8,600	cocokara fine, Inc. (Food & Staples Retailing)	268,259
11,800	Create SD Holdings Co. Ltd. (Food & Staples Retailing)	327,487
70,000	Daihatsu Motor Co. Ltd. (Automobiles & Components)	1,321,384
21,900	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	376,097
70,500	Dainippon Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	706,046

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
145,300	Daito Trust Construction Co. Ltd. (Real Estate)	$13,066,568
106,700	DCM Holdings Co. Ltd. (Retailing)	810,120
10,100	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	137,410
57,000	Ebara Corp. (Capital Goods)	230,606
16,900	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	660,509
2,600	Exedy Corp. (Automobiles & Components)	73,073
6,000	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	89,227
290,700	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	6,165,864
61,000	Fujitsu Ltd. (Technology Hardware & Equipment)	296,480
45,800	Futaba Industrial Co. Ltd. (Automobiles & Components)*	244,485
103	Geo Holdings Corp. (Retailing)	124,693
8,310	Gulliver International Co. Ltd. (Retailing)	296,798
5,600	Hitachi Transport System Ltd. (Transportation)	102,486
12,600	Hokkaido Electric Power Co., Inc. (Utilities)	177,077
21,400	Hokuriku Electric Power Co. (Utilities)	366,257
74,300	Honda Motor Co. Ltd. (Automobiles & Components)	2,673,997
31,400	Hosiden Corp. (Technology Hardware & Equipment)	208,228
2,700	IBJ Leasing Co. Ltd. (Diversified Financials)	73,292
10,800	Innotech Corp. (Technology Hardware & Equipment)	64,782
212	Inpex Corp. (Energy)	1,399,732
456,000	Ishihara Sangyo Kaisha Ltd. (Materials)*	437,358
186,600	IT Holdings Corp. (Software & Services)	2,389,498
11,400	Jafco Co. Ltd. (Diversified Financials)	269,446
105	Japan Real Estate Investment Corp. (REIT)	930,180
5,000	JGC Corp. (Capital Goods)	143,975
24,600	JTEKT Corp. (Capital Goods)	269,615
216,100	JVC Kenwood Corp. (Consumer Durables & Apparel)	921,176
23,000	Kamigumi Co. Ltd. (Transportation)	184,851
65,400	Kao Corp. (Household & Personal Products)	1,752,415
12,000	Kasai Kogyo Co. Ltd. (Automobiles & Components)	63,335

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
197	KDDI Corp. (Telecommunication Services)	$1,289,620
142,000	Kinki Nippon Tourist Co. Ltd. (Consumer Services)*	219,467
119,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	1,515,162
866,000	Kobe Steel Ltd. (Materials)	1,235,083
31,300	Kohnan Shoji Co. Ltd. (Retailing)	453,931
23,600	Konaka Co. Ltd. (Retailing)	249,127
309,500	Konica Minolta Holdings, Inc. (Technology Hardware & Equipment)	2,511,020
3,700	Kose Corp. (Household & Personal Products)	85,510
45,100	Kyushu Electric Power Co., Inc. (Utilities)	598,235
15,800	Macromill, Inc. (Software & Services)	157,471
11,300	Mandom Corp. (Household & Personal Products)	285,906
40,100	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	889,784
383,000	Mazda Motor Corp. (Automobiles & Components)*	622,387
6,900	Meitec Corp. (Commercial & Professional Services)	141,803
26,800	Mirait Holdings Corp. (Capital Goods)	192,868
75,400	Mitsubishi Corp. (Capital Goods)	1,634,066
574,100	Mitsubishi UFJ Financial Group, Inc. (Banks)	2,756,549
26,610	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	1,105,591
12,000	Mitsui & Co. Ltd. (Capital Goods)	187,387
321,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Capital Goods)	471,970
6,700	Musashi Seimitsu Industry Co. Ltd. (Automobiles & Components)	156,853
95,400	Namco Bandai Holdings, Inc. (Consumer Durables & Apparel)	1,364,097
53,600	NET One Systems Co. Ltd. (Software & Services)	731,240
34,200	Nichiha Corp. (Capital Goods)	418,120
21,000	Nichirei Corp. (Food, Beverage & Tobacco)	95,219
24,000	Nippon Chemi-Con Corp. (Technology Hardware & Equipment)*	90,482
1,992,000	Nippon Express Co. Ltd. (Transportation)	7,519,811
39,000	Nippon Shokubai Co. Ltd. (Materials)	436,934
122,000	Nippon Soda Co. Ltd. (Materials)	526,741
126,000	Nippon Steel Corp. (Materials)	313,978

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
52,500	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	$2,375,397
33,000	Nippon Thompson Co. Ltd. (Capital Goods)	182,481
1,816,400	Nissan Motor Co. Ltd. (Automobiles & Components)	18,885,178
890,000	Nisshin Steel Co. Ltd. (Materials)	1,249,148
11	Nomura Real Estate Office Fund, Inc. (REIT)	63,867
5,800	NS Solutions Corp. (Software & Services)	112,704
1,148	NTT DoCoMo, Inc. (Telecommunication Services)	1,960,211
14,300	Olympus Corp. (Health Care Equipment & Services)*	224,521
7,730	ORIX Corp. (Diversified Financials)	739,072
1,678,000	Osaka Gas Co. Ltd. (Utilities)	6,786,014
65,600	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,977,030
11,850	Paltac Corp. (Retailing)	173,110
10,200	Pigeon Corp. (Household & Personal Products)	406,965
12,800	Pola Orbis Holdings, Inc. (Household & Personal Products)	389,459
52,000	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,345,133
218,900	Round One Corp. (Consumer Services)	1,432,116
54,000	Sankyu, Inc. (Transportation)	214,260
213,500	Sapporo Hokuyo Holdings, Inc. (Banks)	745,781
262,000	Sapporo Holdings Ltd. (Food, Beverage & Tobacco)	915,814
46,000	Sasebo Heavy Industries Co. Ltd. (Capital Goods)	69,069
18,000	Seino Holdings Corp. (Transportation)	124,687
21,000	Shikoku Electric Power Co., Inc. (Utilities)	542,426
97,100	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,266,531
21,800	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	515,329
2,561	SKY Perfect JSAT Holdings, Inc. (Media)	1,115,369
66,500	Softbank Corp. (Telecommunication Services)	1,984,790
18,400	Star Micronics Co. Ltd. (Technology Hardware & Equipment)	195,121
732,700	Sumitomo Corp. (Capital Goods)	10,412,543

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
481,600	Sumitomo Electric Industries Ltd. (Capital Goods)	$6,496,423
296,000	Sumitomo Heavy Industries Ltd. (Capital Goods)	1,526,662
73,000	Sumitomo Metal Mining Co. Ltd. (Materials)	957,566
315,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	10,102,015
32,000	Sumitomo Precision Products Co. Ltd. (Capital Goods)	174,359
28,400	T&D Holdings, Inc. (Insurance)	306,141
7,100	Takara Leben Co. Ltd. (Real Estate)	61,587
38,000	Takashimaya Co. Ltd. (Retailing)	288,041
116,000	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,061,672
23,000	Tanseisha Co. Ltd. (Commercial & Professional Services)	78,393
32,600	Tecmo Koei Holdings Co. Ltd. (Software & Services)	275,191
102,000	The Bank of Yokohama Ltd. (Banks)	493,990
58,000	The Chiba Bank Ltd. (Banks)	352,380
23,900	The Chugoku Electric Power Co., Inc. (Utilities)	410,077
243	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	304,288
29,000	The Daishi Bank Ltd. (Banks)	90,369
78,000	The Eighteenth Bank Ltd. (Banks)	219,765
74,200	The Kansai Electric Power Co., Inc. (Utilities)	1,075,942
8,900	The Musashino Bank Ltd. (Banks)	289,980
275,000	The Nishi-Nippon City Bank Ltd. (Banks)	727,351
2,700	The Yachiyo Bank Ltd. (Banks)	61,260
48,000	The Yokohama Rubber Co. Ltd. (Automobiles & Components)	350,882
62,000	Toagosei Co. Ltd. (Materials)	268,422
22,000	Toei Co. Ltd. (Media)	114,598
34,000	Tohoku Electric Power Co., Inc. (Utilities)*	356,500
41,000	Tokai Rika Co. Ltd. (Automobiles & Components)	763,712
135,700	Tokio Marine Holdings, Inc. (Insurance)	3,471,697
11,800	Tokyo Broadcasting System Holdings, Inc. (Media)	160,001
15,600	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	864,491
690,000	Tokyu Land Corp. (Real Estate)	3,325,502
14,700	TOMONY Holdings, Inc. (Banks)	67,208
1,203,000	Tosoh Corp. (Materials)	3,325,831
18,500	Touei Housing Corp. (Consumer Durables & Apparel)	185,086

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
40,000	Toyo Tire & Rubber Co. Ltd. (Automobiles & Components)	$109,047
167,600	Toyota Motor Corp. (Automobiles & Components)	6,867,874
68	TV Asahi Corp. (Media)	101,566
4,300	UKC Holdings Corp. (Semiconductors & Semiconductor Equipment)	59,235
27,400	UNY Co. Ltd. (Food & Staples Retailing)	318,412
100,000	Yamatane Corp. (Retailing)	145,234
4,200	Yellow Hat Ltd. (Retailing)	72,852

		200,373,350

Luxembourg – 0.1%
65,824	ArcelorMittal (Materials)	1,143,491
2,552	RTL Group SA (Media)	249,978

		1,393,469

Mexico – 0.1%
37,452	Fresnillo PLC (Materials)	954,247

Netherlands – 4.4%
40,411	ASML Holding NV (Semiconductors & Semiconductor Equipment)	2,056,234
16,188	Heineken Holding NV (Food, Beverage & Tobacco)	749,707
6,727	Heineken NV (Food, Beverage & Tobacco)	367,891
222,998	ING Groep NV CVA (Diversified Financials)*	1,573,223
813,395	Koninklijke Ahold NV (Food & Staples Retailing)	10,323,960
12,035	Koninklijke DSM NV (Materials)	690,628
517,375	Royal Dutch Shell PLC Class A (Energy)	18,452,603
387,139	Royal Dutch Shell PLC Class B (Energy)	14,167,178

		48,381,424

New Zealand – 0.1%
548,328	Telecom Corp. of New Zealand Ltd. (Telecommunication Services)	1,178,877

Norway – 2.9%
6,618	Aker ASA Class A (Diversified Financials)	216,432
95,303	Cermaq ASA (Food, Beverage & Tobacco)*	1,302,317
69,696	DNB ASA (Banks)(a)	751,212
518,551	Kvaerner ASA (Energy)	1,533,457
779,905	Statoil ASA (Energy)	20,926,713
1,495,000	STX OSV Holdings Ltd. (Capital Goods)	1,921,763

Shares	Description	Value

Common Stocks – (continued)
Norway – (continued)
298,488	Telenor ASA (Telecommunication Services)	$5,486,630

		32,138,524

Portugal – 0.0%
28,179	Cimpor Cimentos de Portugal SGPS SA (Materials)	206,141

Singapore – 2.4%
487,000	CapitaCommercial Trust (REIT)	506,490
281,000	CapitaMall Trust (REIT)	407,973
636,120	DBS Group Holdings Ltd. (Banks)	7,146,392
57,000	Fraser and Neave Ltd. (Capital Goods)	323,486
3,063,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	1,813,115
798,000	Hutchison Port Holdings Trust Class U (Transportation)	601,078
79,523	Jardine Cycle & Carriage Ltd. (Retailing)	3,020,639
72,000	Keppel Corp. Ltd. (Capital Goods)	640,421
82,000	Oversea-Chinese Banking Corp. Ltd. (Banks)	592,162
347,000	SembCorp Industries Ltd. (Capital Goods)	1,409,481
253,000	Singapore Airlines Ltd. (Transportation)	2,182,293
1,098,780	Singapore Telecommunications Ltd. (Telecommunication Services)	2,763,950
99,000	United Overseas Bank Ltd. (Banks)	1,536,024
1,030,000	UOL Group Ltd. (Real Estate)	3,753,684
140,000	Wing Tai Holdings Ltd. (Real Estate)	133,586

		26,830,774

Spain – 0.0%
70,969	Mapfre SA (Insurance)	205,449

Sweden – 2.0%
58,560	Haldex AB (Capital Goods)	365,562
21,378	Investor AB Class B (Diversified Financials)	426,262
15,801	Kinnevik Investment AB Class B (Diversified Financials)	321,399
137,204	Nordea Bank AB (Banks)	1,214,312
8,211	Saab AB Class B (Capital Goods)	136,559
483,916	Swedish Match AB (Food, Beverage & Tobacco)	19,712,869

		22,176,963

Switzerland – 13.4%
37,074	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	1,570,008

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
97,332	Adecco SA (Registered) (Commercial & Professional Services)*	$4,748,179
166,869	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	10,328,971
34,632	Geberit AG (Registered) (Capital Goods)*	7,322,443
316,035	Nestle SA (Registered) (Food, Beverage & Tobacco)	19,369,556
371,118	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	20,491,745
235,602	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	2,328,892
2,927	Rieter Holding AG (Registered) (Capital Goods)*	509,700
236,187	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	43,173,630
476,081	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	2,741,201
30,737	Swiss Life Holding AG (Registered) (Insurance)*	3,144,015
29,095	Swiss Prime Site AG (Registered) (Real Estate)*	2,426,544
535	Syngenta AG (Registered) (Materials)	187,612
726,614	UBS AG (Registered) (Diversified Financials)*	9,074,095
6,028	Uster Technologies AG (Capital Goods)*	291,979
266,547	Xstrata PLC (Materials)	5,119,170
61,324	Zurich Insurance Group AG (Insurance)*	15,024,560

		147,852,300

United Kingdom – 24.0%
108,416	Aggreko PLC (Commercial & Professional Services)	3,962,598
122,268	AMEC PLC (Energy)	2,257,917
150,046	Amlin PLC (Insurance)	803,624
132,985	Anglo American PLC (Materials)	5,139,175
558,386	Ashtead Group PLC (Capital Goods)	2,254,808
73,770	Associated British Foods PLC (Food, Beverage & Tobacco)	1,459,897
175,595	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	7,694,821
419,116	Aviva PLC (Insurance)	2,097,672
12,739	Babcock International Group PLC (Commercial & Professional Services)	171,939
427,289	BAE Systems PLC (Capital Goods)	2,047,669

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
2,471,485	Barclays PLC (Banks)	$8,749,917
85,707	Berendsen PLC (Commercial & Professional Services)	716,716
444,899	BG Group PLC (Energy)	10,497,478
189,339	BHP Billiton PLC (Materials)	6,095,177
202,832	Bodycote PLC (Capital Goods)	1,400,821
16,159	BP PLC (Energy)	116,734
210,736	BP PLC ADR (Energy)(b)	9,148,050
490,288	British American Tobacco PLC (Food, Beverage & Tobacco)	25,146,644
91,370	Britvic PLC (Food, Beverage & Tobacco)	566,896
877,558	BT Group PLC (Telecommunication Services)	3,001,643
1,899,555	Cable & Wireless Communications PLC (Telecommunication Services)	1,016,614
96,902	Chemring Group PLC (Capital Goods)	513,667
35,379	Concentric AB (Capital Goods)(a)	318,593
131,179	Croda International PLC (Materials)	4,751,139
91,102	Dairy Crest Group PLC (Food, Beverage & Tobacco)	445,163
295,620	Debenhams PLC (Retailing)	396,393
281,053	Devro PLC (Food, Beverage & Tobacco)	1,406,551
761,322	Drax Group PLC (Utilities)	6,708,369
270,495	EnQuest PLC (Energy)*	556,469
261,884	Eurasian Natural Resources Corp. PLC (Materials)	2,387,258
263,881	Fenner PLC (Capital Goods)	1,931,154
267,099	GKN PLC (Automobiles & Components)	883,422
205,021	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	9,478,121
48,283	Greene King PLC (Consumer Services)	400,109
415,321	Halfords Group PLC (Retailing)	1,854,671
515,446	Home Retail Group PLC (Retailing)	891,706
259,934	Homeserve PLC (Commercial & Professional Services)	1,065,300
3,269,944	HSBC Holdings PLC (Banks)	29,518,362
38,754	IG Group Holdings PLC (Diversified Financials)	291,199
130,946	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	5,236,590
114,285	J Sainsbury PLC (Food & Staples Retailing)	571,303
374,573	John Wood Group PLC (Energy)	4,756,489
268,499	Land Securities Group PLC (REIT)	3,170,789
2,058,303	Legal & General Group PLC (Insurance)	3,930,131
1,282,302	Man Group PLC (Diversified Financials)	2,154,276

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
719,638	Marston’s PLC (Consumer Services)	$1,139,696
46,534	Micro Focus International PLC (Software & Services)	351,367
83,822	Mitie Group PLC (Commercial & Professional Services)	396,899
409,128	Mondi PLC (Materials)	3,804,244
489,029	National Grid PLC (Utilities)	5,280,797
650,230	Pearson PLC (Media)	12,247,599
10,353	Randgold Resources Ltd. (Materials)	918,946
15,151	Renishaw PLC (Technology Hardware & Equipment)	356,429
363,407	Rexam PLC (Materials)	2,536,759
216,629	Rio Tinto PLC (Materials)	12,143,093
190,321	SABMiller PLC (Food, Beverage & Tobacco)	7,998,902
132,137	Shanks Group PLC (Commercial & Professional Services)	198,587
52,106	SSE PLC (Utilities)	1,117,330
57,164	Standard Chartered PLC (Banks)	1,397,411
392,611	Standard Life PLC (Insurance)	1,424,786
437,780	Tate & Lyle PLC (Food, Beverage & Tobacco)	4,907,183
118,456	Tetragon Financial Group Ltd. (Diversified Financials)	928,527
47,174	TUI Travel PLC (Consumer Services)	146,290
83,867	Tullow Oil PLC (Energy)	2,092,357
190,577	Unilever PLC (Food, Beverage & Tobacco)	6,510,487
256,413	Vodafone Group PLC (Telecommunication Services)	709,741
298,310	Vodafone Group PLC ADR (Telecommunication Services)(b)	8,301,968
1,180,245	William Hill PLC (Consumer Services)	5,391,172
1,562,555	WM Morrison Supermarkets PLC (Food & Staples Retailing)	7,117,068

		265,381,672

TOTAL COMMON STOCKS
(Cost $1,043,846,633)		$1,084,991,845

Units	Description	Expiration Month	Value

Right* – 0.0%
Australia – 0.0%
25,985	Beach Energy Ltd. (Energy)	05/12	$—
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,043,846,633)			$1,084,991,845

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 4.2%
Goldman Sachs Financial Square Money Market Fund – FST Shares
46,503,780	0.182%	$46,503,780
(Cost $46,503,780)

TOTAL INVESTMENTS – 102.5%
(Cost $1,090,350,413)		$1,131,495,625

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.5)%		(27,635,666)

NET ASSETS – 100.0%		$1,103,859,959

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2012.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CDI	—CHESS Depositary Interest
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust
RSP	—Risparmio Shares

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	431	June 2012	$12,887,927	$(975,926)
FTSE 100 Index	69	June 2012	6,399,663	(58,860)
Hang Seng Index	4	May 2012	539,785	11,806
MSCI Singapore Index	7	May 2012	385,552	4,136
SPI 200 Index	21	June 2012	2,405,263	38,441
TSE TOPIX Index	58	June 2012	5,829,785	(314,841)
TOTAL				$(1,295,244)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 96.6%
Australia – 9.1%
150,402	Adelaide Brighton Ltd. (Materials)	$475,246
41,959	Ansell Ltd. (Health Care Equipment & Services)	645,962
151,040	Atlas Iron Ltd. (Materials)	435,119
95,186	Australian Infrastructure Fund (Transportation)	220,120
541,132	AWE Ltd. (Energy)	976,275
1,105,650	Beach Energy Ltd. (Energy)	1,602,165
69,588	Billabong International Ltd. (Consumer Durables & Apparel)(a)	189,842
319,243	BlueScope Steel Ltd. (Materials)*	130,221
27,325	BT Investment Management Ltd. (Diversified Financials)	58,274
164,838	Cabcharge Australia Ltd. (Commercial & Professional Services)	1,095,406
128,402	Charter Hall Office REIT (REIT)	413,406
171,711	Charter Hall Retail REIT (REIT)	590,315
335,882	Consolidated Media Holdings Ltd. (Media)	1,151,462
502,942	CSR Ltd. (Capital Goods)	909,553
28,244	Cudeco Ltd. (Materials)*	99,917
92,613	Discovery Metals Ltd. (Materials)*	166,520
440,561	DuluxGroup Ltd. (Materials)	1,415,583
702,945	Emeco Holdings Ltd. (Capital Goods)	757,360
145,297	Envestra Ltd. (Utilities)	118,723
59,366	Fleetwood Corp. Ltd. (Automobiles & Components)	806,845
312,508	FlexiGroup Ltd. (Diversified Financials)	737,172
732,357	Flinders Mines Ltd. (Materials)*	155,364
28,501	Forge Group Ltd. (Capital Goods)	185,198
211,535	Imdex Ltd. (Materials)	550,402
436,757	Investa Office Fund (REIT)	1,239,725
54,265	IOOF Holdings Ltd. (Diversified Financials)	350,183
439,749	Macmahon Holdings Ltd. (Capital Goods)	318,400
23,259	McMillan Shakespeare Ltd. (Commercial & Professional Services)	265,706
49,687	Mineral Deposits Ltd. (Materials)*	309,144
47,307	Monadelphous Group Ltd. (Capital Goods)	1,138,083
549,992	Mount Gibson Iron Ltd. (Materials)	628,171
187,631	Myer Holdings Ltd. (Retailing)(a)	457,414
259,152	NRW Holdings Ltd. (Capital Goods)	1,094,107
302,686	OneSteel Ltd. (Materials)	405,547
74,711	Pacific Brands Ltd. (Retailing)	47,662
16,935	PanAust Ltd. (Materials)*	56,763
9,645	Perpetual Ltd. (Diversified Financials)	254,436
32,812	Platinum Asset Management Ltd. (Diversified Financials)	149,446
30,134	Programmed Maintenance Services Ltd. (Commercial & Professional Services)	80,191
194,187	Regis Resources Ltd. (Materials)*	849,414

Shares	Description	Value

Common Stocks – (continued)
Australia – (continued)
109,824	Resolute Mining Ltd. (Materials)*	$191,232
244,701	Roc Oil Co. Ltd. (Energy)*	101,238
82,909	Salmat Ltd. (Commercial & Professional Services)	191,123
31,350	Sandfire Resources NL (Materials)*	250,952
114,079	Seek Ltd. (Commercial & Professional Services)(a)	843,683
350,150	Sigma Pharmaceuticals Ltd. (Health Care Equipment & Services)	241,022
43,317	Silver Lake Resources Ltd. (Materials)*	144,580
103,723	Spark Infrastructure Group (Utilities)	156,421
45,829	Spotless Group Ltd. (Commercial & Professional Services)	122,243
237,289	St. Barbara Ltd. (Materials)*	562,415
161,436	STW Communications Group Ltd. (Media)	154,639
329,950	Ten Network Holdings Ltd. (Media)	276,859
19,817	The Reject Shop Ltd. (Retailing)	244,526
313,410	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	1,400,296
159,263	Whitehaven Coal Ltd. (Energy)	876,788

		27,288,859

Austria – 1.2%
98,318	Conwert Immobilien Invest SE (Real Estate)	1,172,435
22,842	Oesterreichische Post AG (Transportation)(a)	810,225
3,262	Rosenbauer International AG (Capital Goods)	193,854
5,286	Schoeller-Bleckmann Oilfield Equipment AG (Energy)	471,758
32,415	Strabag SE (Capital Goods)	867,671

		3,515,943

Belgium – 1.3%
5,228	Ackermans & van Haaren NV (Diversified Financials)	448,376
1,345	Barco NV (Technology Hardware & Equipment)	89,290
20,272	Compagnie Maritime Belge SA (Transportation)	471,999
12,627	D’ieteren SA NV (Retailing)	557,496
14,557	Gimv NV (Diversified Financials)	713,063
3,491	Kinepolis Group NV (Media)	325,211
13,093	Recticel SA (Materials)	103,138
33,470	Tessenderlo Chemie NV (Materials)	1,061,071
7,968	ThromboGenics NV (Pharmaceuticals, Biotechnology & Life Sciences)*	250,528

		4,020,172

Bermuda – 1.3%
140,843	Catlin Group Ltd. (Insurance)	964,940
69,910	Gulf Keystone Petroleum Ltd. (Energy)*	270,158

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Bermuda – (continued)
163,285	Lancashire Holdings Ltd. (Insurance)	$2,134,327
193,938	Northern Offshore Ltd. (Energy)	394,881

		3,764,306

China – 0.2%
44,000	AAC Technologies Holdings, Inc. (Technology Hardware & Equipment)	129,203
193,000	China XLX Fertiliser Ltd. (Materials)	49,651
671,000	Goodbaby International Holdings Ltd. (Consumer Durables & Apparel)	207,074
205,000	Sateri Holdings Ltd. (Materials)*	56,953
441,000	SunVic Chemical Holdings Ltd. (Materials)	120,658

		563,539

Cyprus – 0.2%
424,993	Bank of Cyprus PLC (Banks)	253,322
40,905	ProSafe SE (Energy)	319,578

		572,900

Denmark – 1.6%
2,902	ALK-Abello A/S (Pharmaceuticals, Biotechnology & Life Sciences)	209,392
45,044	East Asiatic Co. Ltd. A/S (Food, Beverage & Tobacco)(a)	1,239,729
41,226	Pandora A/S (Consumer Durables & Apparel)(a)	435,561
9,042	Royal UNIBREW A/S (Food, Beverage & Tobacco)*	645,333
14,252	Schouw & Co. A/S (Capital Goods)(a)	323,410
3,425	SimCorp A/S (Software & Services)	610,941
21,165	Sydbank A/S (Banks)*	368,098
5,230	Topdanmark A/S (Insurance)*	897,310

		4,729,774

Finland – 1.8%
66,494	Amer Sports OYJ Class A (Consumer Durables & Apparel)	946,068
5,371	Cargotec OYJ Class B (Capital Goods)	184,940
18,817	Huhtamaki OYJ (Materials)(a)	298,633
164,042	Kemira OYJ (Materials)(a)	2,081,694
32,618	Outotec OYJ (Capital Goods)	1,756,483
17,669	Sponda OYJ (Real Estate)	70,988

		5,338,806

France – 4.0%
11,853	Akka Technologies SA (Commercial & Professional Services)	382,346
9,171	Alten Ltd. (Software & Services)	266,821
49,402	Assystem (Commercial & Professional Services)(a)	1,045,258
9,937	Boiron SA (Pharmaceuticals, Biotechnology & Life Sciences)	305,869
561	Bonduelle S.C.A. (Food, Beverage & Tobacco)	54,075

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
25,611	Cegid Group (Software & Services)	$511,841
10,004	Ciments Francais SA (Materials)(a)	641,356
41,213	Club Mediterranee (Consumer Services)*	790,351
971	Esso SA (Energy)	80,435
152,331	Etablissements Maurel et Prom (Energy)	2,536,948
876	Eurofins Scientific (Pharmaceuticals, Biotechnology & Life Sciences)	103,610
91,414	Havas SA (Media)(a)	517,415
1,266	LISI (Capital Goods)	94,750
4,197	M6 Metropole Television SA (Media)	64,485
39,138	Nexans SA (Capital Goods)	1,961,559
14,948	Plastic Omnium SA (Automobiles & Components)	391,011
3,779	Remy Cointreau SA (Food, Beverage & Tobacco)	421,437
687	Sartorius Stedim Biotech (Health Care Equipment & Services)	48,281
7,253	Societe de la Tour Eiffel (REIT)	377,899
5,623	Sword Group (Software & Services)	92,336
593	Tessi SA (Software & Services)	61,599
5,815	Valeo SA (Automobiles & Components)	285,971
9,611	Zodiac Aerospace (Capital Goods)	1,057,634

		12,093,287

Germany – 5.6%
28,375	Bechtle AG (Software & Services)	1,278,109
6,748	Bertrandt AG (Commercial & Professional Services)	511,681
23,785	Bilfinger Berger SE (Capital Goods)	2,176,139
7,808	Biotest AG Preference Shares (Pharmaceuticals, Biotechnology & Life Sciences)	454,881
17,723	Cewe Color Holding AG (Commercial & Professional Services)	781,265
6,764	Delticom AG (Retailing)(a)	657,309
12,805	Deutsche Beteiligungs AG (Diversified Financials)	284,422
4,063	Draegerwerk AG & Co. KGaA (Health Care Equipment & Services)	406,268
9,996	Draegerwerk AG & Co. KGaA Preference Shares (Health Care Equipment & Services)(a)	1,125,987
6,702	Duerr AG (Capital Goods)(a)	423,583
58,863	Freenet AG (Telecommunication Services)(a)	1,023,729
29,657	Gerry Weber International AG (Consumer Durables & Apparel)	1,259,681
5,665	Gesco AG (Capital Goods)	473,922
21,807	Homag Group AG (Capital Goods)	293,932
8,286	Indus Holding AG (Capital Goods)	258,257
14,470	Jenoptik AG (Technology Hardware & Equipment)*	119,178
27,660	Jungheinrich AG Preference Shares (Capital Goods)	952,448

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
12,643	Leoni AG (Automobiles & Components)	$649,737
22,406	MTU Aero Engines Holding AG (Capital Goods)(a)	1,887,865
5,749	R. Stahl AG (Capital Goods)	206,263
2,674	Sixt AG (Transportation)	55,551
6,596	Sixt AG Preference Shares (Transportation)	123,365
34,200	Symrise AG (Materials)	991,189
1,909	Tipp24 SE (Consumer Services)*	108,447
5,535	XING AG (Software & Services)*	412,834

		16,916,042

Greece – 0.3%
123,945	Alpha Bank AE (Banks)*	173,920
68,685	Eurobank Properties Real Estate Investment Co. (REIT)	352,763
14,535	Folli Follie Group (Retailing)*	134,800
23,070	Hellenic Exchanges SA (Diversified Financials)	80,026
26,669	JUMBO SA (Retailing)*	129,595
6,903	Metka SA (Capital Goods)	75,875
15,906	Mytilineos Holdings SA (Materials)*	54,325

		1,001,304

Hong Kong – 2.8%
1,634,000	Bonjour Holdings Ltd. (Retailing)	247,612
456,000	Brightoil Petroleum Holdings Ltd. (Energy)	100,378
78,000	Champion REIT (REIT)	33,994
560,000	Chen Hsong Holdings (Capital Goods)	187,101
1,200,000	China Financial International Investments Ltd. (Diversified Financials)*	73,304
111,000	City Telecom HK Ltd. (Telecommunication Services)	65,629
2,320,000	CSI Properties Ltd. (Real Estate)	94,279
70,400	Dah Sing Banking Group Ltd. (Banks)	72,755
575,500	Dickson Concepts International Ltd. (Retailing)	318,163
938,000	Emperor International Holdings (Real Estate)	168,605
244,000	ERA Mining Machinery Ltd. (Capital Goods)*	27,814
178,815	Esprit Holdings Ltd. (Retailing)	365,609
482,000	Giordano International Ltd. (Retailing)	419,072
240,000	Glorious Sun Enterprises Ltd. (Consumer Durables & Apparel)	82,066
137,194	Great Eagle Holdings Ltd. (Real Estate)	402,932
499,700	HKR International Ltd. (Real Estate)	188,687
488,000	Hutchison Telecommunications Hong Kong Holdings Ltd. (Telecommunication Services)	216,823
716,500	Johnson Electric Holdings Ltd. (Capital Goods)	448,620

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
55,000	K Wah International Holdings Ltd. (Real Estate)	$23,135
62,000	Kowloon Development Co. Ltd. (Real Estate)	64,929
2,538,000	Lai Sun Development (Real Estate)*	39,404
91,200	Man Wah Holdings Ltd. (Consumer Durables & Apparel)	47,194
715,000	Melco International Development Ltd. (Consumer Services)*	748,506
52,000	Midland Holdings Ltd. (Real Estate)	26,076
438,000	Next Media Ltd. (Media)*	36,633
184,000	Norstar Founders Group Ltd. (Automobiles & Components)*	—
664,330	Pacific Andes International Holdings Ltd. (Food, Beverage & Tobacco)	45,330
547,000	Pacific Textile Holdings Ltd. (Consumer Durables & Apparel)	362,852
305,000	Pearl Oriental Oil Ltd. (Diversified Financials)	27,036
1,204,000	Pico Far East Holdings Ltd. (Media)	289,221
1,002,000	Prosperity REIT (REIT)	222,972
158,000	Public Financial Holdings Ltd. (Diversified Financials)	68,024
286,000	Regal Hotels International Holdings Ltd. (Consumer Services)	118,511
448,000	Ruifeng Petroleum Chemical Holdings Ltd. (Energy)*	13,487
394,000	Samling Global Ltd. (Materials)	37,342
224,000	Shun Tak Holdings Ltd. (Capital Goods)	92,429
87,000	Silver base Group Holdings Ltd. (Retailing)	46,599
2,162,000	Singamas Container Holdings Ltd. (Capital Goods)	644,241
57,567	SmarTone Telecommunications Holdings Ltd. (Telecommunication Services)	107,489
109,138	SOCAM Development Ltd. (Capital Goods)	117,537
495,000	Sunlight Real Estate Investment Trust (REIT)	159,335
533,000	Techtronic Industries Co. (Consumer Durables & Apparel)	639,744
310,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)	378,840
100,000	Tian An China Investments Co. Ltd. (Real Estate)	47,479
708,000	VST Holdings Ltd. (Technology Hardware & Equipment)*	171,087
36,400	VTech Holdings Ltd. (Technology Hardware & Equipment)	407,255

		8,496,130

Ireland – 1.1%
161,506	C&C Group PLC (Food, Beverage & Tobacco)	810,533

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Ireland – (continued)
268,529	Fyffes PLC (Food & Staples Retailing)	$162,797
90,236	Grafton Group PLC (Capital Goods)	394,293
23,495	Kingspan Group PLC (Capital Goods)	246,082
12,545	Paddy Power PLC (Consumer Services)	819,744
8,247	Smurfit Kappa Group PLC (Materials)	69,478
367,051	Total Produce PLC (Food & Staples Retailing)	218,640
159,671	United Drug PLC (Health Care Equipment & Services)	490,226

		3,211,793

Israel – 1.0%
14,949	Africa-Israel Investments Ltd. (Real Estate)*	56,637
50,947	Alony Hetz Properties & Investments Ltd. (REIT)	244,455
3,537	AL-ROV (Israel) Ltd. (Real Estate)*	86,793
25,674	Amot Investments Ltd. (Real Estate)	66,565
13,527	AudioCodes Ltd. (Technology Hardware & Equipment)*	32,159
1,262	B Communications Ltd. (Telecommunication Services)*	12,094
254	Bayside Land Corp. (Real Estate)	49,618
6,073	Clal Biotechnology Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	25,238
18,117	Clal Industries and Investments Ltd. (Capital Goods)	66,471
5,371	Clal Insurance Enterprises Holdings Ltd. (Insurance)*	84,124
11,144	Delek Automotive Systems Ltd. (Retailing)	93,384
6,824	Discount Investment Corp. (Registered) (Capital Goods)*	34,567
2,791	Elron Electronic Industries Ltd. (Diversified Financials)*	13,268
2,225	F.I.B.I. Holdings Ltd. (Banks)*	32,239
1,784	FMS Enterprises Migun Ltd. (Capital Goods)	30,773
15,317	Frutarom Industries Ltd. (Materials)	146,062
9,039	Gazit-Globe Ltd. (Real Estate)	96,434
6,633	Gilat Satellite Networks Ltd. (Technology Hardware & Equipment)*	27,115
3,146	Harel Insurance Investments & Financial Services Ltd. (Insurance)	119,969
12,448	Hot Telecommunication System Ltd. (Media)	125,477
1,133	Ituran Location and Control Ltd. (Technology Hardware & Equipment)	15,491
3,425	J.O.E.L. Jerusalem Oil Exploration (Real Estate)*	66,324
5,770	Jerusalem Economy Ltd. (Real Estate)*	42,123
5,716	Koor Industries Ltd. (Capital Goods)*	83,096
2,507	Melisron Ltd. (Real Estate)	46,588

Shares	Description	Value

Common Stocks – (continued)
Israel – (continued)
6,423	Mellanox Technologies Ltd. (Semiconductors & Semiconductor Equipment)*	$369,013
4,154	Migdal Insurance & Financial Holding Ltd. (Insurance)*	6,109
4,433	Nitsba Holdings 1995 Ltd. (Real Estate)*	39,004
114,656	Oil Refineries Ltd. (Energy)*	66,664
16,971	Ormat Industries Ltd. (Capital Goods)	84,231
6,138	Osem Investments Ltd. (Food, Beverage & Tobacco)	93,604
565	Paz Oil Co. Ltd. (Energy)	76,947
5,376	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Food & Staples Retailing)	184,095
6,899	Retalix Ltd. (Software & Services)*	145,585
7,207	Shikun & Binui Ltd. (Capital Goods)	12,802
14,386	Shufersal Ltd. (Food & Staples Retailing)	50,538
1,576	The Israel Land Development Co. Ltd. (Media)	11,242
8,556	Tower Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)*	8,294
15,646	Union Bank of Israel Ltd. (Banks)*	55,541

		2,900,733

Italy – 2.4%
71,582	Autostrada Torino-Milano SpA (Transportation)(a)	387,789
6,835	Azimut Holding SpA (Diversified Financials)	67,149
178,713	Banca Popolare dell’Emilia Romagna Scrl (Banks)*	1,098,001
125,490	Banca Popolare di Sondrio Scarl (Banks)(a)	845,524
23,071	Banco di Desio e della Brianza SpA (Banks)	83,331
31,695	Cairo Communication SpA (Media)	133,211
31,695	Credito Emiliano SpA (Banks)	129,760
22,094	Danieli & C. Officine Meccaniche SpA (Capital Goods)	627,113
116,075	Danieli & C. Officine Meccaniche SpA RSP (Capital Goods)	1,720,055
135,039	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	954,738
54,744	De’Longhi SpA (Consumer Durables & Apparel)(a)	771,767
39,584	Indesit Co. SpA (Consumer Durables & Apparel)	230,268
61,468	Mediolanum SpA (Insurance)	252,045

		7,300,751

Japan – 26.8%
9,700	Able & Partners, Inc. (Real Estate)	70,223
483	Access Co. Ltd. (Software & Services)*	206,940

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
67,000	ADEKA Corp. (Materials)	$615,544
16,700	Aderans Co. Ltd. (Household & Personal Products)*	186,215
75,000	Aichi Corp. (Capital Goods)	330,841
48,000	Aichi Steel Corp. (Materials)	228,837
22,100	Aisan Industry Co. Ltd. (Automobiles & Components)	234,151
32,600	Alpen Co. Ltd. (Retailing)	664,125
23,200	Alpine Electronics, Inc. (Consumer Durables & Apparel)	304,715
42,500	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	386,554
40,600	Amano Corp. (Capital Goods)	363,236
4,400	AOKI Holdings, Inc. (Retailing)	86,284
39,600	Aoyama Trading Co. Ltd. (Retailing)	817,017
20,000	Arc Land Sakamoto Co. Ltd. (Retailing)	313,327
32,900	Arcs Co. Ltd. (Food & Staples Retailing)	707,212
42,600	Arisawa Manufacturing Co. Ltd. (Technology Hardware & Equipment)	155,991
4,500	Asahi Diamond Industrial Co. Ltd. (Capital Goods)	49,767
15,600	ASKUL Corp. (Retailing)	311,638
493,000	Atsugi Co. Ltd. (Consumer Durables & Apparel)	585,666
15,200	Autobacs Seven Co. Ltd. (Retailing)	729,497
47,600	Avex Group Holdings, Inc. (Media)	540,464
32,900	Azbil Corp. (Technology Hardware & Equipment)	704,847
115,800	Belluna Co. Ltd. (Retailing)	916,308
5,000	BML, Inc. (Health Care Equipment & Services)	125,872
17,700	C. Uyemura & Co. Ltd. (Materials)	708,362
81,000	Calsonic Kansei Corp. (Automobiles & Components)	455,685
30,500	Century Tokyo Leasing Corp. (Diversified Financials)	610,056
3,400	Chiyoda Co. Ltd. (Retailing)	79,236
55,000	Chugai Ro Co. Ltd. (Capital Goods)	180,488
51,200	Coca-Cola Central Japan Co. Ltd. (Food, Beverage & Tobacco)	670,857
6,600	Cocokara fine, Inc. (Food & Staples Retailing)	205,873
3,600	CREATE SD HOLDINGS Co. Ltd. (Food & Staples Retailing)	99,911
51,000	Daifuku Co. Ltd. (Capital Goods)	272,497
21,000	Daiichi Jitsugyo Co. Ltd. (Capital Goods)	107,510
82,100	Daiichikosho Co. Ltd. (Media)	1,657,463
435,000	Daikyo, Inc. (Real Estate)	1,134,559
98,000	Daiwa Industries Ltd. (Capital Goods)	497,050
34,400	DCM Holdings Co. Ltd. (Retailing)	261,182
13,300	Denyo Co. Ltd. (Capital Goods)	171,757
7,400	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	100,676
44,700	DTS Corp. (Software & Services)	606,831

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
23,000	Dunlop Sports Co. Ltd. (Consumer Durables & Apparel)	$298,860
3,300	Dydo Drinco, Inc. (Food, Beverage & Tobacco)	134,197
133,000	Ebara Corp. (Capital Goods)	538,080
63,800	EDION Corp. (Retailing)	399,686
6,500	Eizo Nanao Corp. (Technology Hardware & Equipment)	125,205
70	Frontier Real Estate Investment Corp. (REIT)	592,382
35,100	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	721,539
59,000	Fujikura Ltd. (Capital Goods)	183,446
13,000	Fukuyama Transporting Co. Ltd. (Transportation)	70,996
112,000	Furukawa-Sky Aluminum Corp. (Materials)	333,197
24,700	Furuno Electric Co. Ltd. (Technology Hardware & Equipment)	122,477
14,200	Fuyo General Lease Co. Ltd. (Diversified Financials)	461,961
384	Geo Holdings Corp. (Retailing)	464,875
127	Global One Real Estate Investment Corp. (REIT)(a)	874,716
30,000	Glory Ltd. (Capital Goods)	645,174
13,210	Goldcrest Co. Ltd. (Real Estate)	226,610
3,400	Growell Holdings Co. Ltd. (Food & Staples Retailing)	109,168
13,420	Gulliver International Co. Ltd. (Retailing)	479,306
5,300	Gurunavi, Inc. (Software & Services)	59,305
52,600	Hakuto Co. Ltd. (Technology Hardware & Equipment)	509,466
34	Hankyu REIT, Inc. (REIT)	166,335
329	Heiwa Real Estate REIT, Inc. (REIT)	198,689
3,100	HI-LEX Corp. (Automobiles & Components)	53,913
42,000	Hitachi Cable Ltd. (Capital Goods)*	98,205
46,100	Hitachi Transport System Ltd. (Transportation)	843,677
4,800	Hogy Medical Co. Ltd. (Health Care Equipment & Services)	221,273
20,500	Hokuetsu Kishu Paper Co. Ltd. (Materials)	131,217
6,800	Hokuto Corp. (Food, Beverage & Tobacco)	146,461
11,800	Hoshizaki Electric Co. Ltd. (Capital Goods)	282,955
8,900	House Foods Corp. (Food, Beverage & Tobacco)	149,894
43,400	IBJ Leasing Co. Ltd. (Diversified Financials)	1,178,106
33,700	Iida Home Max (Real Estate)	278,476
69,200	Inabata & Co. Ltd. (Capital Goods)	454,793
49,000	Iseki & Co. Ltd. (Capital Goods)	116,571

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
218,000	Ishihara Sangyo Kaisha Ltd. (Materials)*	$209,088
29,100	IT Holdings Corp. (Software & Services)	372,639
13,000	Izumi Co. Ltd. (Retailing)	270,827
10,400	Jafco Co. Ltd. (Diversified Financials)	245,811
17,700	Japan Digital Laboratory Co. Ltd. (Technology Hardware & Equipment)	192,659
284	Japan Rental Housing Investments, Inc. (REIT)	131,638
10,100	Japan Securities Finance Co. Ltd. (Diversified Financials)	52,201
19,500	JVC Kenwood Corp. (Consumer Durables & Apparel)	83,123
19,700	kabu.com Securities Co. Ltd. (Diversified Financials)	63,613
23,700	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	251,265
41,000	Kaken Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	507,060
49,500	Kasumi Co. Ltd. (Food & Staples Retailing)	358,205
11,100	Kewpie Corp. (Food, Beverage & Tobacco)	166,510
38,000	Kinki Sharyo Co. Ltd. (Capital Goods)	135,365
2,200	Kintetsu World Express, Inc. (Transportation)	78,767
26,000	Kitz Corp. (Capital Goods)	101,819
48,000	Kiyo Holdings, Inc. (Banks)	68,821
6,300	Koa Corp. (Technology Hardware & Equipment)	64,219
22,400	Kohnan Shoji Co. Ltd. (Retailing)	324,858
21,100	Kojima Co. Ltd. (Retailing)	100,488
57,300	Komori Corp. (Capital Goods)	501,189
126,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)	234,816
36,000	Kureha Corp. (Materials)	171,876
28,200	Kuroda Electric Co. Ltd. (Capital Goods)	288,298
51,000	Kyodo Printing Co. Ltd. (Commercial & Professional Services)	140,026
106,000	KYORIN Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	2,034,767
48,000	Lion Corp. (Household & Personal Products)	277,296
13,700	Macromill, Inc. (Software & Services)	136,541
30,200	Mandom Corp. (Household & Personal Products)	764,103
43,000	Marudai Food Co. Ltd. (Food, Beverage & Tobacco)	166,195
63,000	Maruzen Showa Unyu Co. Ltd. (Transportation)	207,629
19,900	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	441,564

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
12,100	Matsuya Foods Co. Ltd. (Consumer Services)	$236,724
7,300	Meitec Corp. (Commercial & Professional Services)	150,024
42	MID REIT, Inc. (REIT)	116,379
1,600	Milbon Co. Ltd. (Household & Personal Products)	47,969
35,500	Ministop Co. Ltd. (Food & Staples Retailing)	626,256
135,000	Mitsubishi Kakoki Kaisha Ltd. (Capital Goods)	262,086
16,700	Mitsubishi Pencil Co. Ltd. (Commercial & Professional Services)	293,544
241,000	Mitsubishi Steel Manufacturing Co. Ltd. (Materials)	761,131
45,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Capital Goods)	66,164
132,000	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	431,083
115	Mori Trust Sogo REIT, Inc. (REIT)	1,016,848
8,540	Nafco Co. Ltd. (Retailing)	154,199
130,400	Namura Shipbuilding Co. Ltd. (Capital Goods)	516,540
22,100	NEC Fielding Ltd. (Software & Services)	277,423
24,600	NET One Systems Co. Ltd. (Software & Services)	335,606
25,600	Nichiha Corp. (Capital Goods)	312,979
11,000	Nippo Corp. (Capital Goods)	113,176
61	Nippon Accommodations Fund, Inc. (REIT)	402,794
177,000	Nippon Beet Sugar Manufacturing Co. Ltd. (Food, Beverage & Tobacco)	376,720
59,000	Nippon Carbon Co. Ltd. (Capital Goods)	160,460
20,000	Nippon Chemi-Con Corp. (Technology Hardware & Equipment)*	75,402
44,000	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	199,081
40,000	Nippon Konpo Unyu Soko Co. Ltd. (Transportation)	519,656
21,000	Nippon Seiki Co. Ltd. (Automobiles & Components)	264,900
40,000	Nippon Shokubai Co. Ltd. (Materials)	448,138
40,300	Nippon Signal Co. Ltd. (Capital Goods)	257,024
134,000	Nippon Soda Co. Ltd. (Materials)	578,552
76,000	Nippon Thompson Co. Ltd. (Capital Goods)	420,259
92,000	Nippon Valqua Industries Ltd. (Materials)	256,654
145,000	Nishimatsu Construction Co. Ltd. (Capital Goods)	311,975
25,000	Nissan Shatai Co. Ltd. (Automobiles & Components)	263,866
27,000	Nissin Corp. (Transportation)	64,992
19,000	Nitto Kogyo Corp. (Capital Goods)	275,996

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
123,000	NOF Corp. (Materials)	$619,073
5,700	NS Solutions Corp. (Software & Services)	110,761
4,500	Ohsho Food Service Corp. (Consumer Services)	111,355
12,000	Okasan Securities Group, Inc. (Diversified Financials)	47,451
20,000	Okuwa Co. Ltd. (Food & Staples Retailing)	273,818
13,000	Osaka Steel Co. Ltd. (Materials)	243,126
36,000	Pacific Metals Co. Ltd. (Materials)	174,198
3,300	Paltac Corp. (Retailing)	48,208
15,800	Parco Co. Ltd. (Retailing)	155,284
129	PGM Holdings K K (Consumer Services)	99,948
3,300	Pigeon Corp. (Household & Personal Products)	131,665
6,000	Plenus Co. Ltd. (Consumer Services)	116,484
2,020	Point, Inc. (Retailing)	74,600
22,300	Pola Orbis Holdings, Inc. (Household & Personal Products)	678,511
13,100	Relo Holdings, Inc. (Real Estate)	386,429
9,200	Resorttrust, Inc. (Consumer Services)	152,028
13,600	Ricoh Leasing Co. Ltd. (Diversified Financials)	308,053
23,600	Riso Kagaku Corp. (Technology Hardware & Equipment)	345,170
18,000	Rohto Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	230,559
220,800	Round One Corp. (Consumer Services)	1,444,547
102,000	Ryobi Ltd. (Capital Goods)	366,933
99,000	Sakai Chemical Industry Co. Ltd. (Materials)	344,859
125,000	San-Ai Oil Co. Ltd. (Energy)	608,052
153,000	Sankyu, Inc. (Transportation)	607,071
31,200	Sanshin Electronics Co. Ltd. (Technology Hardware & Equipment)	236,698
20,000	Sanyo Chemical Industries Ltd. (Materials)	129,911
96,000	Sapporo Hokuyo Holdings, Inc. (Banks)	335,339
374,000	Sapporo Holdings Ltd. (Food, Beverage & Tobacco)	1,307,307
163,000	Sasebo Heavy Industries Co. Ltd. (Capital Goods)	244,745
90,000	Seika Corp. (Capital Goods)	260,727
49,000	Seino Holdings Corp. (Transportation)	339,426
72	Sekisui House SI Investment Co. (REIT)	288,477
20,000	Sekisui Jushi Corp. (Capital Goods)	196,491
31,000	Sekisui Plastics Co. Ltd. (Materials)	107,233
60,000	Senko Co. Ltd. (Transportation)	262,978
29,600	Shimachu Co. Ltd. (Retailing)	666,809
51,500	Shinko Shoji Co. Ltd. (Technology Hardware & Equipment)	432,409
89,000	Shinmaywa Industries Ltd. (Capital Goods)	430,575

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
80,000	Shinsho Corp. (Capital Goods)	$180,874
10,200	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	241,117
27,000	Shizuoka Gas Co. Ltd. (Utilities)	195,213
21,200	Showa Corp. (Automobiles & Components)	185,048
20,100	Sintokogio Ltd. (Capital Goods)	211,029
2,943	SKY Perfect JSAT Holdings, Inc. (Media)	1,281,738
122,800	Sodick Co. Ltd. (Capital Goods)	619,450
6,600	St. Marc Holdings Co. Ltd. (Consumer Services)	255,464
38,000	Star Micronics Co. Ltd. (Technology Hardware & Equipment)	402,968
22,000	Sumitomo Precision Products Co. Ltd. (Capital Goods)	119,872
6,430	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	308,434
48,000	Sumitomo Seika Chemicals Co. Ltd. (Materials)	209,053
6,300	Tachi-S Co. Ltd. Class S (Automobiles & Components)	120,440
31,000	Taihei Kogyo Co. Ltd. (Capital Goods)	162,674
37,000	Takiron Co. Ltd. (Materials)	130,274
25,800	Tecmo Koei Holdings Co. Ltd. (Software & Services)	217,789
113,000	The Bank of Nagoya Ltd. (Banks)	363,602
17,600	The Bank of Okinawa Ltd. (Banks)	734,031
11,800	The Chiba Kogyo Bank Ltd. (Banks)*	61,226
28,000	The Hokkoku Bank Ltd. (Banks)	99,300
133,000	The Keiyo Bank Ltd. (Banks)	618,760
7,000	The Musashino Bank Ltd. (Banks)	228,074
21,000	The Nippon Synthetic Chemical Industry Co. Ltd. (Materials)	124,221
43,000	The San-In Godo Bank Ltd. (Banks)	309,167
93,000	The Sumitomo Warehouse Co. Ltd. (Transportation)	444,356
141,000	The Toho Bank Ltd. (Banks)	453,513
13,000	The Tokyo Tomin Bank Ltd. (Banks)	148,398
2,500	The Yachiyo Bank Ltd. (Banks)	56,722
100,000	The Yokohama Rubber Co. Ltd. (Automobiles & Components)	731,003
9,500	TKC Corp. (Software & Services)	205,771
188,000	Toa Corp. (Capital Goods)	340,281
180,000	Toagosei Co. Ltd. (Materials)	779,288
9,600	Tocalo Co. Ltd. (Capital Goods)	172,992
13,200	Tohokushinsha Film Corp. (Media)	115,522
9,200	Tokai Rika Co. Ltd. (Automobiles & Components)	171,369
7,800	Tokai Rubber Industries Ltd. (Automobiles & Components)	92,276
122,000	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	434,500
4,500	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	92,501

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
164,000	Tokyo Tatemono Co. Ltd. (Real Estate)*	$605,579
20,300	Tokyu Livable, Inc. (Real Estate)	224,303
203	Tokyu REIT, Inc. (REIT)	1,046,169
27,200	TOMONY Holdings, Inc. (Banks)	124,358
22,700	Toppan Forms Co. Ltd. (Commercial & Professional Services)	204,153
50,900	Topre Corp. (Automobiles & Components)	479,018
28,000	Torii Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	525,029
118,000	Toshiba TEC Corp. (Technology Hardware & Equipment)	477,592
9,000	Touei Housing Corp. (Consumer Durables & Apparel)	90,042
47,000	Toyo Ink SC Holdings Co. Ltd. (Materials)	188,003
57,000	Toyo Tire & Rubber Co. Ltd. (Automobiles & Components)	155,393
63,000	Tsubakimoto Chain Co. (Capital Goods)	382,773
15,000	Tsukishima Kikai Co. Ltd. (Capital Goods)	127,320
900	Tsuruha Holdings, Inc. (Food & Staples Retailing)	53,921
116	TV Asahi Corp. (Media)	173,259
33,000	Universal Entertainment Corp. (Consumer Durables & Apparel)	759,299
34,600	UNY Co. Ltd. (Food & Staples Retailing)	402,082
24,030	Usen Corp. (Media)*	23,648
19	V Technology Co. Ltd. (Technology Hardware & Equipment)	58,889
3,600	Yellow Hat Ltd. (Retailing)	62,444
21,000	Yodogawa Steel Works Ltd. (Materials)	83,648
9,600	Yokohama Reito Co. Ltd. (Food & Staples Retailing)	74,963
38,500	Yonekyu Corp. (Food, Beverage & Tobacco)	370,110
18,300	Yorozu Corp. (Automobiles & Components)	368,570
19,200	Zensho Holdings Co. Ltd. (Consumer Services)	239,100

		80,699,634

Luxembourg – 0.1%
9,569	Oriflame Cosmetics SA (Household & Personal Products)	343,490

Netherlands – 1.5%
7,838	Aalberts Industries NV (Capital Goods)	150,423
15,239	Accell Group NV (Consumer Durables & Apparel)	306,858
14,214	ASM International NV (Semiconductors & Semiconductor Equipment)	503,205
27,536	Beter Bed Holding NV (Retailing)	561,344

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
5,721	Brunel International NV (Commercial & Professional Services)	$268,140
31,022	Eurocommercial Properties NV CVA (REIT)	1,088,347
7,241	Nutreco NV (Food, Beverage & Tobacco)	526,256
44,043	USG People NV (Commercial & Professional Services)	416,671
16,211	Vastned Retail NV (REIT)	796,785

		4,618,029

New Zealand – 0.6%
158,941	Air New Zealand Ltd. (Transportation)	115,554
194,088	Chorus Ltd. (Telecommunication Services)*	541,998
256,644	New Zealand Oil & Gas Ltd. (Energy)	161,317
74,773	Ryman Healthcare Ltd. (Health Care Equipment & Services)	193,593
165,589	Sky Network Television Ltd. (Media)	738,007
45,288	The Warehouse Group Ltd. (Retailing)	98,591

		1,849,060

Norway – 2.1%
6,473	Aker ASA Class A (Diversified Financials)	211,690
34,993	Atea ASA (Software & Services)	372,797
59,164	Cermaq ASA (Food, Beverage & Tobacco)*	808,477
329,184	Kvaerner ASA (Energy)	973,462
17,167	Leroey Seafood Group ASA (Food, Beverage & Tobacco)	269,971
34,392	Opera Software ASA (Software & Services)	222,245
34,858	Schibsted ASA (Media)	1,330,788
39,948	SpareBank 1 SMN (Banks)(a)	247,129
23,628	Statoil Fuel & Retail ASA (Retailing)(a)	211,727
68,374	Storebrand ASA (Insurance)*	307,374
406,000	STX OSV Holdings Ltd. (Capital Goods)	521,897
31,064	TGS Nopec Geophysical Co. ASA (Energy)	901,869

		6,379,426

Portugal – 0.2%
296,012	Mota-Engil SGPS SA (Capital Goods)	487,547
22,070	REN - Redes Energeticas Nacionais SA (Utilities)	58,360

		545,907

Singapore – 2.4%
285,000	AIMS AMP Capital Industrial REIT (REIT)	278,090
122,000	Ascott Residence Trust (REIT)	110,254
24,000	Boustead Singapore Ltd. (Energy)	16,848
218,000	Cache Logistics Trust (REIT)	182,215
181,000	Cambridge Industrial Trust (REIT)	78,952

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)
631,000	CapitaCommercial Trust (REIT)	$656,252
211,000	China Aviation Oil Singapore Corp. Ltd. (Energy)	192,969
153,000	CWT Ltd. (Transportation)*	150,694
88,000	First Resources Ltd. (Food, Beverage & Tobacco)	133,305
12,000	Frasers Centrepoint Trust (REIT)	15,425
350,800	Frasers Commercial Trust (REIT)	260,570
106,000	GuocoLeisure Ltd. (Consumer Services)	50,784
360,000	Hi-P International Ltd. (Technology Hardware & Equipment)	258,834
218,000	Ho Bee Investment Ltd. (Real Estate)	242,506
39,000	Hong Leong Asia Ltd. (Capital Goods)	57,631
317,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)*	363,277
51,000	K-Green Trust (Commercial & Professional Services)	40,565
95,000	KS Energy Ltd. (Capital Goods)*	69,775
672,000	Lippo Malls Indonesia Retail Trust (REIT)	222,408
252,160	Mapletree Logistics Trust (REIT)	199,239
180,383	Miclyn Express Offshore Ltd. (Energy)	388,950
105,000	Overseas Union Enterprise Ltd. (Consumer Services)	198,996
99,000	Parkway Life Real Estate Investment Trust (REIT)	147,796
159,000	Sabana Shari’ah Compliant Industrial Real Estate Investment Trust (REIT)	123,171
118,000	Singapore Post Ltd. (Transportation)	96,735
187,000	SMRT Corp. Ltd. (Transportation)	253,540
61,000	Stamford Land Corp. Ltd. (Consumer Services)	27,024
878,000	Starhill Global REIT (REIT)	464,115
251,000	Suntec Real Estate Investment Trust (REIT)	264,886
19,000	Super Group Ltd. (Food, Beverage & Tobacco)	29,139
597,000	Swiber Holdings Ltd. (Energy)*	280,725
183,600	UOB-Kay Hian Holdings Ltd. (Diversified Financials)	254,024
72,000	Venture Corp. Ltd. (Technology Hardware & Equipment)	498,715
558,000	Wing Tai Holdings Ltd. (Real Estate)	532,437

		7,140,846

Spain – 1.3%
11,809	Baron de Ley SA (Food, Beverage & Tobacco)*	656,526
38,879	Bolsas y Mercados Espanoles SA (Diversified Financials)(a)	916,406
4,613	Corp. Financiera Alba (Diversified Financials)	178,460
11,504	Grupo Catalana Occidente SA (Insurance)	161,806
24,156	Melia Hotels International SA (Consumer Services)	144,448

Shares	Description	Value

Common Stocks – (continued)
Spain – (continued)
8,912	Tecnicas Reunidas SA (Energy)	$347,972
29,928	Viscofan SA (Food, Beverage & Tobacco)	1,354,677

		3,760,295

Sweden – 3.3%
44,906	Betsson AB (Consumer Services)*	1,473,786
33,089	Bilia AB Class A (Retailing)	636,294
18,527	Castellum AB (Real Estate)	234,595
13,152	Clas Ohlson AB Class B (Retailing)	193,993
8,200	D. Carnegie & Co. AB (Diversified Financials)*	—
76,016	East Capital Explorer AB (Diversified Financials)	591,050
113,194	Fabege AB (Real Estate)	955,687
4,180	Hakon Invest AB (Food & Staples Retailing)	61,037
94,393	Haldex AB (Capital Goods)	589,250
10,631	Hexpol AB (Capital Goods)	394,150
7,920	Hoganas AB Class B (Materials)	307,246
58,043	Industrial & Financial Systems AB Class B (Software & Services)	993,103
10,008	Loomis AB Class B (Commercial & Professional Services)	135,272
7,240	Lundbergforetagen AB Class B (Diversified Financials)	234,837
5,277	Mekonomen AB (Retailing)*	168,800
6,313	Oresund Investment AB (Diversified Financials)*	92,403
73,283	Saab AB Class B (Capital Goods)	1,218,785
130,208	Trelleborg AB Class B (Capital Goods)	1,493,004
20,570	Wallenstam AB Class B (Real Estate)	205,109
5,810	Wihlborgs Fastigheter AB (Real Estate)	80,706

		10,059,107

Switzerland – 4.6%
1,249	Acino Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	163,754
209	Banque Cantonale Vaudoise (Registered) (Banks)	118,294
1,182	Bossard Holding AG (Capital Goods)	179,833
7,521	Coltene Holding AG (Registered) (Health Care Equipment & Services)*	249,024
2,022	Dufry AG (Registered) (Retailing)*	274,617
1,294	Flughafen Zuerich AG (Registered) (Transportation)	481,864
937	Forbo Holding AG (Registered) (Consumer Durables & Apparel)*	677,959
2,217	Galenica AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,513,011
2,592	Georg Fischer AG (Registered) (Capital Goods)*	1,150,086
5,385	Inficon Holding AG (Registered) (Technology Hardware & Equipment)*	1,219,155

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
250,971	Informa PLC (Media)	$1,689,112
121	Intershop Holdings (Real Estate)	43,459
24,279	PSP Swiss Property AG (Registered) (Real Estate)*	2,181,837
5,749	Rieter Holding AG (Registered) (Capital Goods)*	1,001,115
4,972	Schweizerische National-Versicherungs-Gesellschaft (Registered) Class V (Insurance)	193,369
468	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	53,638
19,675	Swiss Prime Site AG (Registered) (Real Estate)*	1,640,909
291,912	Swisslog Holding AG (Registered) (Capital Goods)*	299,777
6,072	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	461,931
3,171	Valiant Holding (Registered) (Banks)	385,457

		13,978,201

United Kingdom – 19.8%
237,598	Aegis Group PLC (Media)	685,535
55,528	Anglo Pacific Group PLC (Energy)	288,505
105,823	BBA Aviation PLC (Transportation)	339,393
148,927	Berendsen PLC (Commercial & Professional Services)	1,245,387
113,996	Big Yellow Group PLC (REIT)	548,454
240,388	Bodycote PLC (Capital Goods)	1,660,194
231,460	Britvic PLC (Food, Beverage & Tobacco)	1,436,070
58,142	Cairn Energy PLC (Energy)*	325,769
34,856	Capital & Counties Properties PLC (Real Estate)	112,597
50,542	Chesnara PLC (Insurance)	144,504
39,562	Cineworld Group PLC (Media)	130,359
143,572	Computacenter PLC (Software & Services)	967,720
24,531	Concentric AB (Capital Goods)	220,905
78,995	Croda International PLC (Materials)	2,861,099
134,474	Dairy Crest Group PLC (Food, Beverage & Tobacco)	657,097
395,920	Debenhams PLC (Retailing)	530,885
27,736	Derwent London PLC (REIT)	784,273
259,675	Devro PLC (Food, Beverage & Tobacco)	1,299,563
179,619	Diploma PLC (Technology Hardware & Equipment)	1,337,352
134,392	Drax Group PLC (Utilities)	1,184,192
351,667	DS Smith PLC (Materials)	957,945
446,774	Elementis PLC (Materials)	1,508,580
1,592,805	EnQuest PLC (Energy)*	3,276,756
54,545	F&C Asset Management PLC (Diversified Financials)	59,618
195,905	Fenner PLC (Capital Goods)	1,433,687

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
22,460	Filtrona PLC (Materials)	$169,358
78,292	Grainger PLC (Real Estate)	126,086
45,823	Great Portland Estates PLC (REIT)	267,835
211,854	Greene King PLC (Consumer Services)	1,755,581
154,132	Gulfsands Petroleum PLC (Energy)*	314,599
336,278	Halfords Group PLC (Retailing)	1,501,694
25,518	Helical Bar PLC (Real Estate)	78,594
89,290	Home Retail Group PLC (Retailing)	154,469
280,853	Homeserve PLC (Commercial & Professional Services)	1,151,033
259,962	IG Group Holdings PLC (Diversified Financials)	1,953,362
417,446	Intermediate Capital Group PLC (Diversified Financials)	1,740,245
134,008	Interserve PLC (Capital Goods)	621,980
59,432	ITE Group PLC (Commercial & Professional Services)	217,954
49,978	JKX Oil & Gas PLC (Energy)	111,319
194,671	John Wood Group PLC (Energy)	2,472,016
427,336	Ladbrokes PLC (Consumer Services)	1,244,515
188,726	Laird PLC (Technology Hardware & Equipment)	662,486
31,982	Lavendon Group PLC (Capital Goods)	62,544
67,745	London & Stamford Property PLC (REIT)	122,034
828,213	Marston’s PLC (Consumer Services)	1,311,647
61,072	Mcbride PLC (Household & Personal Products)*	125,905
1,221,440	Mcbride PLC Preference Shares (Household & Personal Products)*	1,982
254,108	Melrose PLC (Capital Goods)	1,803,145
232,015	Micro Focus International PLC (Software & Services)	1,751,892
15,769	Millennium & Copthorne Hotels PLC (Consumer Services)	124,359
182,590	Mitie Group PLC (Commercial & Professional Services)	864,569
190,600	Mondi PLC (Materials)	1,772,279
72,512	Moneysupermarket.com Group PLC (Software & Services)	156,976
39,170	N Brown Group PLC (Retailing)	145,729
337,454	Pace PLC (Consumer Durables & Apparel)	398,522
163,304	Paragon Group of Companies PLC (Banks)	477,231
71,818	Pennon Group PLC (Utilities)	857,500
129,742	Premier Oil PLC (Energy)*	789,539
27,614	Primary Health Properties PLC (REIT)	149,725
40,070	Provident Financial PLC (Diversified Financials)	751,761
70,928	QinetiQ Group PLC (Capital Goods)	176,163
2,835	Rathbone Brothers PLC (Diversified Financials)	60,874
101,701	Raven Russia Ltd. (Real Estate)	102,744

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
6,107	Renishaw PLC (Technology Hardware & Equipment)	$143,668
10,790	Rightmove PLC (Media)	269,964
155,826	RPS Group PLC (Commercial & Professional Services)	599,658
14,296	SDL PLC (Software & Services)	165,358
469,725	Senior PLC (Capital Goods)	1,624,129
14,405	Shaftesbury PLC (REIT)	119,590
119,006	Songbird Estates PLC (Real Estate)*	225,968
31,691	Spectris PLC (Technology Hardware & Equipment)	970,326
552,078	Speedy Hire PLC (Capital Goods)	246,842
141,346	Spirit Pub Co. PLC (Consumer Services)*	127,312
84,151	ST Modwen Properties PLC (Real Estate)	229,241
7,195	Telecom Plus PLC (Utilities)	79,803
98,568	Tetragon Financial Group Ltd. (Diversified Financials)	772,633
415,387	TT electronics PLC (Technology Hardware & Equipment)	1,281,100
5,906	Ultra Electronics Holdings PLC (Capital Goods)	161,461
12,467	Valiant Petroleum PLC (Energy)*	118,361
295,914	William Hill PLC (Consumer Services)	1,351,688
16,074	WS Atkins PLC (Commercial & Professional Services)	189,833
101,725	WSP Group PLC (Commercial & Professional Services)	414,787

		59,638,407

TOTAL COMMON STOCKS
(Cost $262,546,025)		$290,726,741

Investment Companies – 0.2%
Australia – 0.2%
174,391	Challenger Infrastructure Fund Class A(a)	$216,198
167,798	Hastings Diversified Utilities Fund	360,051

TOTAL INVESTMENT COMPANIES
(Cost $461,040)		$576,249

Units	Description	Expiration Month	Value

Rights* – 0.0%
Australia – 0.0%
127,482	Beach Energy Ltd. (Energy)	05/12	$—

Israel – 0.0%
679	Africa-Israel Investments Ltd. (Real Estate)	05/12	152

TOTAL RIGHTS
(Cost $0)			$152

Warrants* – 0.0%
France – 0.0%
13,992	Mersen (Capital Goods)	11/12	$—
56,200	UBISOFT Entertainment (Software & Services)	10/13	2,009

			2,009

Netherlands – 0.0%
34,444	Nieuwe Steen Investments NV (REIT)	04/13	—

TOTAL WARRANTS
(Cost $0)			$2,009

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $263,007,065)			$291,305,151

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b)(c) – 5.0%
Goldman Sachs Financial Square Money Market Fund – FST Shares
14,980,881	0.182%	$14,980,881
(Cost $14,980,881)

TOTAL INVESTMENTS – 101.8%
(Cost $277,987,946)		$306,286,032

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.8)%		(5,421,616)

NET ASSETS – 100.0%		$300,864,416

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2012.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust
RSP	—Risparmio Shares

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	106	June 2012	$3,169,653	$(21,380)
FTSE 100 Index	17	June 2012	1,576,728	(4,495)
Hang Seng Index	1	May 2012	134,946	2,948
MSCI Singapore Index	3	May 2012	165,236	1,773
SPI 200 Index	6	June 2012	687,218	4,362
TSE TOPIX Index	20	June 2012	2,010,271	(29,810)

TOTAL				$(46,602)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities

April 30, 2012 (Unaudited)

	Structured Emerging Markets Equity Fund	Structured International Equity Fund	Structured International Small Cap Fund
Assets:
Investments in unaffiliated issuers, at value (cost $272,639,725, $1,043,846,633 and $263,007,065)(a)	$309,892,895	$1,084,991,845	$291,305,151
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	840,000	46,503,780	14,980,881
Cash	410,261	4,020,599	5,665,672
Foreign currencies, at value (cost $505,927, $22,430,132 and $1,869,835)	509,658	22,527,077	1,878,389
Receivables:
Dividends	868,292	7,052,254	1,790,208
Fund shares sold	285,058	40,219	233,756
Foreign tax reclaims	32,604	745,651	114,851
Securities lending income	6,139	190,106	17,006
Reimbursement from investment adviser	3,243	18,726	40,989
Investments sold	2,363,161	8,514,004	332,033
Futures variation margin(b)	—	—	434,274
Due from custodian	—	13,058,966	214,322
Other assets	1,837	305,979	1,504
Total assets	315,213,148	1,187,969,206	317,009,036

Liabilities:
Payables:
Payable upon return of securities loaned	840,000	46,503,780	14,980,881
Foreign capital gains taxes	408,075	—	—
Fund shares redeemed	279,030	15,247,046	292,968
Amounts owed to affiliates	270,690	901,732	219,457
Investments purchased	1,203,547	20,960,151	443,652
Futures variation margin	—	153,654	27,358
Accrued expenses	285,093	342,884	180,304
Total liabilities	3,286,435	84,109,247	16,144,620

Net Assets:
Paid-in capital	308,780,960	2,575,882,881	301,940,215
Undistributed (distributions in excess of) net investment income	(23,825)	7,743,374	297,556
Accumulated net realized loss	(33,680,784)	(1,519,820,680)	(29,681,167)
Net unrealized gain	36,850,362	40,054,384	28,307,812
NET ASSETS	$311,926,713	$1,103,859,959	$300,864,416
Net Assets:
Class A	$21,118,214	$258,162,290	$25,881,851
Class B	—	3,157,256	—
Class C	263,289	3,340,976	961,049
Institutional	290,400,046	829,333,089	273,735,505
Service	—	9,726,239	—
Class IR	145,164	42,926	286,011
Class R	—	97,183	—
Total Net Assets	$311,926,713	$1,103,859,959	$300,864,416
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	2,466,448	28,860,349	3,143,077
Class B	—	356,070	—
Class C	30,801	377,584	118,637
Institutional	33,997,385	90,477,622	33,278,882
Service	—	1,079,593	—
Class IR	17,000	4,855	34,818
Class R	—	10,992	—
Net asset value, offering and redemption price per share:(c)
Class A	$8.56	$8.95	$8.23
Class B	—	8.87	—
Class C	8.55	8.85	8.10
Institutional	8.54	9.17	8.23
Service	—	9.01	—
Class IR	8.54	8.84	8.21
Class R	—	8.84	—

(a)	Includes loaned securities having a market value of $753,337, $43,147,038 and $14,152,116 for the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.
(b)	Includes cash on deposit with counterparty of $434,274 for the Structured International Small Cap Fund relating to initial margin requirements on futures transactions.
(c)	Maximum public offering price per share for Class A Shares of the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Fund is $9.06, $9.47 and $8.71, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

	Structured Emerging Markets Equity Fund	Structured International Equity Fund	Structured International Small Cap Fund
Investment income:
Dividends (net of foreign taxes withheld of $145,424, $1,233,350 and $242,098)	$2,456,826	$19,859,741	$4,518,624
Securities lending income — affiliated issuer	18,591	454,784	113,034
Interest	—	7,358	1,974
Total investment income	2,475,417	20,321,883	4,633,632

Expenses:
Management fees	1,445,654	4,882,208	1,161,111
Custody and accounting fees	270,257	250,559	126,033
Transfer Agent fees(a)	71,097	445,238	75,114
Professional fees	65,979	75,679	97,861
Distribution and Service fees(a)	22,879	379,319	36,950
Printing and mailing costs	45,126	47,449	26,866
Registration fees	27,589	56,189	27,647
Trustee fees	7,925	8,579	7,907
Service share fees — Service Plan	—	13,812	—
Service share fees — Shareholder Administration Plan	—	13,812	—
Other	21,396	19,938	6,490
Total expenses	1,977,902	6,192,782	1,565,979
Less — expense reductions	(419,027)	(436,024)	(276,407)
Net expenses	1,558,875	5,756,758	1,289,572
NET INVESTMENT INCOME	916,542	14,565,125	3,344,060

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	12,828,594	(81,146,837)	(2,477,363)
Futures contracts	—	8,992	537,317
Foreign currency transactions	(250,173)	(1,399,450)	(3,422)
Net change in unrealized gain (loss) on:
Investments — (including the effects of the net change in the foreign capital gains tax liability of $449,613, $0 and $0)	5,959,585	108,576,811	17,075,406
Futures contracts	—	(1,788,741)	(491,857)
Foreign currency translation	(48,309)	699,286	32,672
Net realized and unrealized gain	18,489,697	24,950,061	14,672,753
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,406,239	$39,515,186	$18,016,813

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Structured Emerging Markets Equity	$21,782	$—	$1,097	$—	$16,555	$—	$208	$54,288	$—	$46	$—
Structured International Equity	345,175	17,093	16,784	267	262,335	3,248	3,189	174,115	2,210	40	101
Structured International Small Cap	32,549	—	4,401	—	24,738	—	836	49,181	—	359	—

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Structured Emerging Markets Equity Fund
	For the Six Months Ended April 30, 2012 (Unaudited)	For the Fiscal Year Ended October 31, 2011
From operations:
Net investment income	$916,542	$5,986,847
Net realized gain (loss)	12,578,421	20,744,233
Net change in unrealized gain (loss)	5,911,276	(50,158,805)
Net increase (decrease) in net assets resulting from operations	19,406,239	(23,427,725)

Distributions to shareholders:
From net investment income
Class A Shares	(190,969)	(421,339)
Class B Shares	—	—
Class C Shares	—	(946)
Institutional Shares	(5,188,307)	(4,706,466)
Service Shares	—	—
Class IR Shares	(19)	(15)
Class R Shares	—	—
Total distributions to shareholders	(5,379,295)	(5,128,766)

From share transactions:
Proceeds from sales of shares	48,631,990	135,323,028
Reinvestment of distributions	5,376,255	5,113,905
Cost of shares redeemed	(46,432,740)	(238,922,516)
Net increase (decrease) in net assets resulting from share transactions	7,575,505	(98,485,583)
TOTAL INCREASE (DECREASE)	21,602,449	(127,042,074)

Net assets:
Beginning of period	290,324,264	417,366,338
End of period	$311,926,713	$290,324,264
Undistributed (distributions in excess of) net investment income	$(23,825)	$4,438,928

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Structured International Equity Fund		Structured International Small Cap Fund
For the Six Months Ended April 30, 2012 (Unaudited)	For the Fiscal Year Ended October 31, 2011	For the Six Months Ended April 30, 2012 (Unaudited)	For the Fiscal Year Ended October 31, 2011

$14,565,125	$62,242,387	$3,344,060	$6,658,095
(82,537,295)	22,698,056	(1,943,468)	27,946,189
107,487,356	(293,652,449)	16,616,221	(36,562,728)
39,515,186	(208,712,006)	18,016,813	(1,958,444)

(13,871,075)	(10,415,892)	(620,606)	(979,815)
(138,961)	(80,045)	—	—
(138,496)	(62,677)	(16,534)	(4,949)
(49,022,202)	(41,363,992)	(6,981,053)	(7,713,278)
(591,705)	(426,025)	—	—
(2,354)	(174)	(8,270)	(38)
(5,640)	(4,837)	—	—
(63,770,433)	(52,353,642)	(7,626,463)	(8,698,080)

63,297,124	443,716,127	41,099,620	114,946,606
61,362,112	49,349,847	7,278,249	8,679,577
(344,946,425)	(1,268,110,378)	(39,400,829)	(102,105,515)
(220,287,189)	(775,044,404)	8,977,040	21,520,668
(244,542,436)	(1,036,110,052)	19,367,390	10,864,144

1,348,402,395	2,384,512,447	281,497,026	270,632,882
$1,103,859,959	$1,348,402,395	$300,864,416	$281,497,026
$7,743,374	$56,948,682	$297,556	$4,579,959

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2012 - A	$8.08	$0.01		$0.56	$0.57	$(0.09)	$—	$(0.09)
2012 - C	8.00	(0.02)		0.57	0.55	—	—	—
2012 - Institutional	8.12	0.03		0.55	0.58	(0.16)	—	(0.16)
2012 - IR	8.11	0.07		0.51	0.58	(0.15)	—	(0.15)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	8.91	0.11		(0.87)	(0.76)	(0.07)	—	(0.07)
2011 - C	8.82	—	(d)	(0.81)	(0.81)	(0.01)	—	(0.01)
2011 - Institutional	8.96	0.16		(0.88)	(0.72)	(0.12)	—	(0.12)
2011 - IR	8.98	0.15		(0.90)	(0.75)	(0.12)	—	(0.12)
2010 - A	7.14	0.08		1.76	1.84	(0.07)	—	(0.07)
2010 - C	7.11	—	(d)	1.77	1.77	(0.06)	—	(0.06)
2010 - Institutional	7.17	0.10		1.79	1.89	(0.10)	—	(0.10)
2010 - IR (Commenced August 31, 2010)	7.67	0.01		1.30	1.31	—	—	—
2009 - A	4.45	0.12	(e)	2.61	2.73	(0.04)	—	(0.04)
2009 - C	4.41	0.07	(e)	2.64	2.71	(0.01)	—	(0.01)
2009 - Institutional	4.47	0.13	(e)	2.62	2.75	(0.05)	—	(0.05)
2008 - A	11.04	0.15	(f)	(6.64)	(6.49)	(0.05)	(0.05)	(0.10)
2008 - C	11.03	0.10	(f)	(6.63)	(6.53)	(0.04)	(0.05)	(0.09)
2008 - Institutional	11.04	0.18	(f)	(6.65)	(6.47)	(0.05)	(0.05)	(0.10)

FOR THE PERIOD ENDED OCTOBER 31,
2007 - A (Commenced October 5, 2007)	10.00	0.01		1.03	1.04	—	—	—
2007 - C (Commenced October 5, 2007)	10.00	—	(d)	1.03	1.03	—	—	—
2007 - Institutional (Commenced October 5, 2007)	10.00	—	(d)	1.04	1.04	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investments at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.34% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.26% of average net assets.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$8.56	7.28%	$21,118	1.45	%(c)	1.74	%(c)	0.33	%(c)	88%
8.55	6.88	263	2.20	(c)	2.49	(c)	(0.45	)(c)	88
8.54	7.45	290,400	1.05	(c)	1.34	(c)	0.65	(c)	88
8.54	7.38	145	1.20	(c)	1.49	(c)	1.58	(c)	88

8.08	(8.58)	17,089	1.45		1.71		1.17		200
8.00	(9.23)	207	2.20		2.46		0.01		200
8.12	(8.19)	273,027	1.05		1.31		1.75		200
8.11	(8.54)	1	1.20		1.46		1.67		200
8.91	25.91	52,030	1.45		1.70		0.99		214
8.82	25.07	1,282	2.20		2.45		0.04		214
8.96	26.56	364,053	1.05		1.30		1.25		214
8.98	17.08	1	1.20	(c)	1.45	(c)	0.51	(c)	214
7.14	61.83	2,694	1.45		1.76		2.04	(e)	182
7.11	61.28	1,426	2.20		2.51		1.13	(e)	182
7.17	62.25	311,960	1.05		1.36		2.38	(e)	182
4.45	(59.22)	345	1.45		1.89		1.92	(f)	190
4.41	(59.48)	43	2.20		2.64		1.24	(f)	190
4.47	(59.01)	156,248	1.05		1.49		2.28	(f)	190

11.04	10.40	157	1.45	(c)	2.79	(c)	0.77	(c)	16
11.03	10.30	11	2.20	(c)	3.54	(c)	(0.60	)(c)	16
11.04	10.40	97,302	1.05	(c)	2.39	(c)	0.58	(c)	16

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2012 - A	$9.02	$0.09	$0.26	$0.35	$(0.42)	$—	$(0.42)
2012 - B	8.89	0.06	0.25	0.31	(0.33)	—	(0.33)
2012 - C	8.89	0.06	0.25	0.31	(0.35)	—	(0.35)
2012 - Institutional	9.27	0.12	0.25	0.37	(0.47)	—	(0.47)
2012 - Service	9.08	0.09	0.25	0.34	(0.41)	—	(0.41)
2012 - IR	8.97	0.11	0.23	0.34	(0.47)	—	(0.47)
2012 - R	8.93	0.08	0.25	0.33	(0.42)	—	(0.42)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	10.21	0.28	(1.26)	(0.98)	(0.21)	—	(0.21)
2011 - B	10.06	0.19	(1.23)	(1.04)	(0.13)	—	(0.13)
2011 - C	10.06	0.19	(1.23)	(1.04)	(0.13)	—	(0.13)
2011 - Institutional	10.49	0.33	(1.30)	(0.97)	(0.25)	—	(0.25)
2011 - Service	10.27	0.27	(1.27)	(1.00)	(0.19)	—	(0.19)
2011 - IR	10.15	0.23	(1.18)	(0.95)	(0.23)	—	(0.23)
2011 - R	10.12	0.19	(1.18)	(0.99)	(0.20)	—	(0.20)
2010 - A	9.61	0.18	0.63	0.81	(0.21)	—	(0.21)
2010 - B	9.47	0.11	0.62	0.73	(0.14)	—	(0.14)
2010 - C	9.47	0.10	0.63	0.73	(0.14)	—	(0.14)
2010 - Institutional	9.86	0.22	0.66	0.88	(0.25)	—	(0.25)
2010 - Service	9.67	0.16	0.65	0.81	(0.21)	—	(0.21)
2010 - IR	9.56	0.20	0.63	0.83	(0.24)	—	(0.24)
2010 - R	9.55	0.15	0.63	0.78	(0.21)	—	(0.21)
2009 - A	8.06	0.17	1.77	1.94	(0.39)	—	(0.39)
2009 - B	7.91	0.12	1.73	1.85	(0.29)	—	(0.29)
2009 - C	7.90	0.12	1.74	1.86	(0.29)	—	(0.29)
2009 - Institutional	8.29	0.21	1.81	2.02	(0.45)	—	(0.45)
2009 - Service	8.08	0.16	1.79	1.95	(0.36)	—	(0.36)
2009 - IR	8.04	0.20	1.75	1.95	(0.43)	—	(0.43)
2009 - R	8.01	0.08	1.84	1.92	(0.38)	—	(0.38)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	11.79	0.03	(3.76)	(3.73)	—	—	—
2008 - B	11.58	0.02	(3.69)	(3.67)	—	—	—
2008 - C	11.56	0.02	(3.68)	(3.66)	—	—	—
2008 - Institutional	12.11	0.04	(3.86)	(3.82)	—	—	—
2008 - Service	11.81	0.03	(3.76)	(3.73)	—	—	—
2008 - IR	11.75	0.03	(3.74)	(3.71)	—	—	—
2008 - R	11.72	0.03	(3.74)	(3.71)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	15.90	0.52	(2.77)	(2.25)	(0.48)	(1.38)	(1.86)
2008 - B	15.67	0.41	(2.73)	(2.32)	(0.39)	(1.38)	(1.77)
2008 - C	15.64	0.41	(2.73)	(2.32)	(0.38)	(1.38)	(1.76)
2008 - Institutional	16.28	0.59	(2.84)	(2.25)	(0.54)	(1.38)	(1.92)
2008 - Service	15.93	0.49	(2.76)	(2.27)	(0.47)	(1.38)	(1.85)
2008 - IR (Commenced November 30, 2007)	16.57	0.30	(3.19)	(2.89)	(0.55)	(1.38)	(1.93)
2008 - R (Commenced November 30, 2007)	16.57	0.25	(3.18)	(2.93)	(0.54)	(1.38)	(1.92)
2007 - A	14.29	0.30	2.33	2.63	(0.17)	(0.85)	(1.02)
2007 - B	14.09	0.15	2.34	2.49	(0.06)	(0.85)	(0.91)
2007 - C	14.09	0.15	2.33	2.48	(0.08)	(0.85)	(0.93)
2007 - Institutional	14.59	0.38	2.38	2.76	(0.22)	(0.85)	(1.07)
2007 - Service	14.31	0.26	2.37	2.63	(0.16)	(0.85)	(1.01)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investments at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$8.95	4.37%	$258,162	1.28	%(c)	1.36	%(c)	2.17	%(c)	103%
8.87	3.90	3,157	2.03	(c)	2.11	(c)	1.44	(c)	103
8.85	3.88	3,341	2.03	(c)	2.11	(c)	1.50	(c)	103
9.17	4.57	829,333	0.88	(c)	0.96	(c)	2.63	(c)	103
9.01	4.21	9,726	1.38	(c)	1.46	(c)	2.02	(c)	103
8.84	4.34	43	1.03	(c)	1.11	(c)	2.55	(c)	103
8.84	4.23	97	1.53	(c)	1.61	(c)	1.98	(c)	103

9.02	(9.87)	314,225	1.25		1.31		2.74		101
8.89	(10.52)	3,916	2.00		2.06		1.93		101
8.89	(10.50)	3,660	2.00		2.06		1.94		101
9.27	(9.52)	1,013,458	0.85		0.91		3.18		101
9.08	(9.91)	12,982	1.35		1.41		2.60		101
8.97	(9.58)	45	1.00		1.06		2.53		101
8.93	(9.99)	116	1.50		1.56		1.87		101
10.21	8.59	530,086	1.25		1.29		1.89		111
10.06	7.83	6,563	2.00		2.04		1.13		111
10.06	7.78	5,023	2.00		2.04		1.12		111
10.49	9.05	1,819,375	0.85		0.89		2.24		111
10.27	8.49	23,267	1.35		1.39		1.68		111
10.15	8.77	8	1.00		1.04		2.13		111
10.12	8.30	192	1.50		1.54		1.59		111
9.61	25.56	656,289	1.25		1.32		2.17		167
9.47	24.49	7,620	2.00		2.07		1.50		167
9.47	24.68	5,622	2.00		2.07		1.52		167
9.86	26.03	1,770,267	0.85		0.92		2.55		167
9.67	25.46	29,882	1.35		1.42		1.96		167
9.56	25.94	7	1.00		1.07		2.51		167
9.55	25.32	155	1.50		1.57		0.95		167

8.06	(31.64)	623,459	1.20	(c)	1.28	(c)	1.76	(c)	25
7.91	(31.69)	8,149	1.95	(c)	2.03	(c)	1.00	(c)	25
7.90	(31.66)	6,116	1.95	(c)	2.03	(c)	1.00	(c)	25
8.29	(31.54)	1,560,672	0.80	(c)	0.88	(c)	2.20	(c)	25
8.08	(31.58)	22,994	1.30	(c)	1.38	(c)	1.68	(c)	25
8.04	(31.57)	5	0.95	(c)	1.03	(c)	1.98	(c)	25
8.01	(31.66)	5	1.45	(c)	1.53	(c)	1.47	(c)	25

11.79	(16.33)	1,031,252	1.20		1.25		3.70		161
11.58	(16.99)	13,280	1.95		2.00		2.93		161
11.56	(16.99)	9,875	1.95		2.00		2.97		161
12.11	(15.99)	2,676,502	0.80		0.85		4.13		161
11.81	(16.50)	49,411	1.30		1.35		3.54		161
11.75	(19.67)	8	0.95	(c)	1.00	(c)	3.02	(c)	161
11.72	(19.92)	8	1.45	(c)	1.50	(c)	2.55	(c)	161
15.90	19.12	1,495,073	1.22		1.26		1.96		56
15.67	18.28	19,124	1.97		2.01		0.98		56
15.64	18.21	13,961	1.97		2.01		0.98		56
16.28	19.63	3,255,644	0.82		0.86		2.38		56
15.93	19.11	55,340	1.32		1.36		1.67		56

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2012 - A	$7.92	$0.08		$0.41	$0.49	$(0.18)
2012 - C	7.79	0.05		0.41	0.46	(0.15)
2012 - Institutional	7.94	0.10		0.41	0.51	(0.22)
2012 - IR	7.93	0.07		0.42	0.49	(0.21)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	8.20	0.17		(0.21)	(0.04)	(0.24)
2011 - C	8.08	0.13		(0.23)	(0.10)	(0.19)
2011 - Institutional	8.21	0.20		(0.20)	—	(0.27)
2011 - IR	8.21	0.20		(0.21)	(0.01)	(0.27)
2010 - A	7.03	0.12	(d)	1.21	1.33	(0.16)
2010 - C	6.95	0.09	(d)	1.17	1.26	(0.13)
2010 - Institutional	7.04	0.16	(d)	1.19	1.35	(0.18)
2010 - IR (Commenced August 31, 2010)	7.00	0.03	(d)	1.18	1.21	—
2009 - A	4.94	0.09		2.19	2.28	(0.19)
2009 - C	4.91	0.06		2.17	2.23	(0.19)
2009 - Institutional	4.96	0.12		2.19	2.31	(0.23)
2008 - A	10.46	0.20	(e)	(5.69)	(5.49)	(0.03)
2008 - C	10.46	0.13	(e)	(5.68)	(5.55)	— (f)
2008 - Institutional	10.47	0.23	(e)	(5.71)	(5.48)	(0.03)

FOR THE PERIOD ENDED OCTOBER 31,
2007 - A (Commenced September 28, 2007)	10.00	(0.01)		0.47	0.46	—
2007 - C (Commenced September 28, 2007)	10.00	(0.01)		0.47	0.46	—
2007 - Institutional (Commenced September 28, 2007)	10.00	—	(f)	0.47	0.47	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investments at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.19% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.20% of average net assets.
(f)	Amount is less than $0.005 per share.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$8.23	6.56%	$25,882	1.30	%(c)	1.50	%(c)	1.97	%(c)	63%
8.10	6.19	961	2.05	(c)	2.25	(c)	1.39	(c)	63
8.23	6.78	273,736	0.90	(c)	1.10	(c)	2.50	(c)	63
8.21	6.65	286	1.05	(c)	1.25	(c)	1.83	(c)	63

7.92	(0.68)	29,729	1.30		1.47		1.95		79
7.79	(1.39)	856	2.05		2.22		1.56		79
7.94	(0.16)	249,545	0.90		1.07		2.30		79
7.93	(0.33)	1,368	1.05		1.22		2.39		79
8.20	19.36	34,154	1.30		1.50		1.71	(d)	113
8.08	18.50	213	2.05		2.25		1.24	(d)	113
8.21	19.67	236,265	0.90		1.10		2.18	(d)	113
8.21	17.29	1	1.05	(c)	1.25	(c)	2.49	(c)(d)	113
7.03	48.17	36,310	1.30		1.74		1.62		209
6.95	47.36	40	2.05		2.49		1.16		209
7.04	48.80	207,776	0.90		1.34		1.99		209
4.94	(52.55)	18,763	1.30		1.70		2.39	(e)	117
4.91	(52.94)	21	2.05		2.45		1.70	(e)	117
4.96	(52.37)	67,625	0.90		1.30		2.83	(e)	117

10.46	4.60	43,572	1.30	(c)	1.90	(c)	(0.58	)(c)	4
10.46	4.60	10	2.05	(c)	2.65	(c)	(1.06	)(c)	4
10.47	4.70	143,817	0.90	(c)	1.50	(c)	0.09	(c)	4

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements

April 30, 2012 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Structured Emerging Markets Equity and Structured International Small Cap	A, C, Institutional and IR	Diversified
Structured International Equity	A, B, C, Institutional, Service, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Such securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Debt securities for which market quotations are readily available are valued on the basis of quotations supplied by dealers or furnished by an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value.

If quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades and bankruptcies.

B.  Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within realized gain (loss) on foreign currency transactions.

F.  Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of April 30, 2012:

STRUCTURED EMERGING MARKETS EQUITY FUND

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments	$63,147,579	$246,405,975	(a)	$339,341
Securities Lending Reinvestment Vehicle	840,000	—		—
Total	$63,987,579	$246,405,975		$339,341

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a reconciliation of Level 3 investments for the period ended April 30, 2012:

Common Stock and/or Other Equity Investments
Beginning Balance as of November 1, 2011	$—
Purchases	$339,341
Ending Balance as of April 30, 2012	$339,341

STRUCTURED INTERNATIONAL EQUITY FUND

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments	$32,192,192	$1,052,799,653	(a)	$—
Securities Lending Reinvestment Vehicle	46,503,780	—		—
Total	$78,695,972	$1,052,799,653		$—

Derivative Type
Assets(b)
Futures Contracts	$54,383	$—		$—
Liabilities(b)
Futures Contracts	$(1,349,627)	$—		$—

STRUCTURED INTERNATIONAL SMALL CAP FUND

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments	$—	$291,305,151	(a)	$—
Securities Lending Reinvestment Vehicle	14,980,881	—		—
Total	$14,980,881	$291,305,151		$—

Derivative Type
Assets(b)
Futures Contracts	$9,083	$—		$—
Liabilities(b)
Futures Contracts	$(55,685)	$—		$—

(a)

To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

During the six months ended April 30, 2012, the Structured International Equity and Structured International Small Cap Funds entered into futures contracts. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of April 30, 2012. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Structured International Equity	Equity	Unrealized gain on futures variation margin	$54,383	Unrealized loss on futures variation margin	$(1,349,627)
Structured International Small Cap	Equity	Unrealized gain on futures variation margin	9,083	Unrealized loss on futures variation margin	(55,685)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Structured International Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$8,992	$(1,788,741)	431
Structured International Small Cap	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	537,317	(491,857)	107

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2012.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2012, contractual management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Structured Emerging Markets Equity	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%
Structured International Equity	0.85	0.77	0.73	0.72	0.71	0.84
Structured International Small Cap	0.85	0.85	0.77	0.73	0.72	0.85

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the six months ended April 30, 2012, Goldman Sachs advised that it retained front end sales charges of approximately $1,000, $3,300 and $500 for the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate as follows: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds are 0.014%, 0.004% and 0.014%, respectively. These Other Expense reimbursements will remain in place through February 28, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.

For the six months ended April 30, 2012, these expense reductions, including Other Expense reimbursements, were as follows (in thousands):

Fund	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Structured Emerging Markets Equity	$1	$418	$419
Structured International Equity	1	435	436
Structured International Small Cap	3	273	276

As of April 30, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Structured Emerging Markets Equity	$254	$4	$13	$271
Structured International Equity	769	63	70	902
Structured International Small Cap	201	6	12	219

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of April 30, 2012, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2012, the Funds did not have any borrowings under the facility. Effective May 8, 2012, the amount available through the facility increased to $630,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2012, Goldman Sachs earned approximately $16,800 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Structured International Equity Fund.

As of April 30, 2012, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of the total outstanding shares of the following Funds:

Fund	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Structured Emerging Markets Equity	—%	7%	—%	15%	5%
Structured International Equity	10	20	16	—	—
Structured International Small Cap	—	10	11	21	—

As of April 30, 2012, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 1% of the Class IR Shares of the Structured Emerging Markets Equity Fund, and approximately 17% and 7% of the Class IR and Class R Shares of the Structured International Equity Fund, respectively.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2012, were as follows:

Fund	Purchases	Sales and Maturities
Structured Emerging Markets Equity	$256,233,724	$255,535,320
Structured International Equity	1,197,552,507	1,455,292,332
Structured International Small Cap	175,972,268	170,306,751

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2012, are reported under Investment Income on the Statements of Operations. The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended April 30, 2012
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2012
Structured Emerging Markets Equity	$2,084	$—	$—
Structured International Equity	52,975	41,037	3,946,250
Structured International Small Cap	12,687	22,638	599,150

The following table provides information about the Funds’ investment in the Money Market Fund for the six months ended April 30, 2012 (in thousands):

Fund	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End Period
Structured Emerging Markets Equity	—	20,308	(19,468)	840	$840
Structured International Equity	8,528	275,200	(237,224)	46,504	46,504
Structured International Small Cap	8,064	27,910	(20,993)	14,981	14,981

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2011, the Funds’ capital loss carryovers on a tax-basis were as follows:

	Structured Emerging Markets Equity	Structured International Equity	Structured International Small Cap
Capital loss carryovers:(1)
Expiring 2016	$—	$(455,911,785)	$(5,458,844)
Expiring 2017	(38,211,138)	(940,883,655)	(21,285,839)
Expiring 2019	—	(5,134,101)	—
Total capital loss carryovers	$(38,211,138)	$(1,401,929,541)	$(26,744,683)

(1)	Expiration occurs on October 31 of the year indicated.

As of April 30, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Structured Emerging Markets Equity	Structured International Equity	Structured International Small Cap
Tax cost	$281,541,566	$1,126,766,572	$281,037,608
Gross unrealized gain	46,568,820	70,746,565	40,249,140
Gross unrealized loss	(17,377,491)	(66,017,512)	(15,000,716)
Net unrealized security gain	$29,191,329	$4,729,053	$25,248,424

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and foreign currency contracts and differences related to the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk —The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

11. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective for interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. GSAM is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Funds’ financial statements.

In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and IFRSs, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by FASB and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Funds’ financial statements.

Other Matters — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

12. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Structured Emerging Markets Equity Fund

	For the Six Months Ended April 30, 2012 (Unaudited)		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	899,758	$7,670,799	798,278	$7,208,905
Reinvestment of distributions	25,713	190,016	46,464	420,501
Shares redeemed	(573,357)	(4,606,206)	(4,571,789)	(41,124,003)
	352,114	3,254,609	(3,727,047)	(33,494,597)
Class C Shares
Shares sold	5,070	43,184	15,312	133,070
Reinvestment of distributions	—	—	36	324
Shares redeemed	(165)	(1,265)	(134,742)	(1,183,758)
	4,905	41,919	(119,394)	(1,050,364)
Institutional Shares
Shares sold	5,029,925	40,765,423	14,892,939	127,981,053
Reinvestment of distributions	704,649	5,186,220	517,427	4,693,065
Shares redeemed	(5,363,364)	(41,821,351)	(22,425,792)	(196,614,755)
	371,210	4,130,292	(7,015,426)	(63,940,637)
Class IR Shares
Shares sold	17,324	152,584	—	—
Reinvestment of distributions	3	19	2	15
Shares redeemed	(459)	(3,918)	—	—
	16,868	148,685	2	15
NET INCREASE (DECREASE)	745,097	$7,575,505	(10,861,865)	$(98,485,583)

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Equity Fund

	For the Six Months Ended April 30, 2012 (Unaudited)		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,628,170	$22,044,664	11,348,906	$118,600,647
Shares converted from Class B(a)	7,360	62,072	17,113	168,197
Reinvestment of distributions	1,704,286	13,804,716	964,449	9,808,446
Shares redeemed	(10,305,381)	(88,848,044)	(29,431,194)	(286,605,407)
	(5,965,565)	(52,936,592)	(17,100,726)	(158,028,117)
Class B Shares
Shares sold	5,608	48,790	17,244	175,947
Shares converted to Class A(a)	(7,406)	(62,072)	(17,299)	(168,197)
Reinvestment of distributions	16,339	131,532	7,550	76,184
Shares redeemed	(99,129)	(848,495)	(219,476)	(2,142,846)
	(84,588)	(730,245)	(211,981)	(2,058,912)
Class C Shares
Shares sold	15,916	135,702	31,151	319,060
Reinvestment of distributions	13,667	109,747	5,055	51,002
Shares redeemed	(63,819)	(543,091)	(123,732)	(1,237,836)
	(34,236)	(297,642)	(87,526)	(867,774)
Institutional Shares
Shares sold	4,443,762	40,275,493	30,185,328	320,568,985
Reinvestment of distributions	5,697,917	47,178,757	3,764,641	39,227,558
Shares redeemed	(28,958,966)	(250,748,585)	(98,134,898)	(965,873,711)
	(18,817,287)	(163,294,335)	(64,184,929)	(606,077,168)
Service Shares
Shares sold	89,124	776,927	376,099	3,801,122
Reinvestment of distributions	15,853	129,366	17,739	181,647
Shares redeemed	(455,460)	(3,916,467)	(1,229,483)	(11,963,533)
	(350,483)	(3,010,174)	(835,645)	(7,980,764)
Class IR Shares
Shares sold	256	2,290	8,327	76,873
Reinvestment of distributions	295	2,354	17	174
Shares redeemed	(711)	(5,892)	(4,071)	(36,445)
	(160)	(1,248)	4,273	40,602
Class R Shares
Shares sold	1,552	13,258	17,539	173,493
Reinvestment of distributions	704	5,640	480	4,836
Shares redeemed	(4,270)	(35,851)	(23,987)	(250,600)
	(2,014)	(16,953)	(5,968)	(72,271)
NET DECREASE	(25,254,333)	$(220,287,189)	(82,422,502)	$(775,044,404)

(a)

Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Small Cap Fund

	For the Six Months Ended April 30, 2012 (Unaudited)		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	283,661	$2,200,018	1,513,380	$13,008,314
Reinvestment of distributions	86,080	616,336	114,710	964,710
Shares redeemed	(979,628)	(7,555,655)	(2,042,413)	(17,522,649)
	(609,887)	(4,739,301)	(414,323)	(3,549,625)
Class C Shares
Shares sold	18,900	144,778	117,634	1,023,252
Reinvestment of distributions	2,039	14,392	508	4,225
Shares redeemed	(12,143)	(91,995)	(34,703)	(293,332)
	8,796	67,175	83,439	734,145
Institutional Shares
Shares sold	4,911,624	38,602,026	11,493,128	99,513,045
Reinvestment of distributions	929,867	6,639,251	917,929	7,710,604
Shares redeemed	(3,977,434)	(30,635,303)	(9,759,436)	(84,289,534)
	1,864,057	14,605,974	2,651,621	22,934,115
Class IR Shares
Shares sold	19,152	152,798	172,325	1,401,995
Reinvestment of distributions	1,160	8,270	4	38
Shares redeemed	(157,966)	(1,117,876)	—	—
	(137,654)	(956,808)	172,329	1,402,033
NET INCREASE	1,125,312	$8,977,040	2,493,066	$21,520,668

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 through April 30, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Structured Emerging Markets Equity Fund				Structured International Equity Fund				Structured International Small Cap Fund
Share Class	Beginning Account Value 11/01/11	Ending Account Value 4/30/12		Expenses Paid for the 6 Months Ended 4/30/12*	Beginning Account Value 11/01/11	Ending Account Value 4/30/12		Expenses Paid for the 6 Months Ended 4/30/12*	Beginning Account Value 11/01/11	Ending Account Value 4/30/12		Expenses Paid for the 6 Months Ended 4/30/12*
Class A
Actual	$1,000	$1,072.80		$7.47	$1,000	$1,043.70		$6.50	$1,000	$1,065.60		$6.68
Hypothetical 5% return	1,000	1,017.65	+	7.27	1,000	1,018.50	+	6.42	1,000	1,018.40	+	6.52
Class B
Actual	N/A	N/A		N/A	1,000	1,039.00		10.29	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,014.77	+	10.17	N/A	N/A		N/A
Class C
Actual	1,000	1,068.80		11.32	1,000	1,038.80		10.29	1,000	1,061.90		10.51
Hypothetical 5% return	1,000	1,013.92	+	11.02	1,000	1,014.77	+	10.17	1,000	1,014.67	+	10.27
Institutional
Actual	1,000	1,074.50		5.42	1,000	1,045.70		4.48	1,000	1,067.80		4.63
Hypothetical 5% return	1,000	1,019.64	+	5.27	1,000	1,020.49	+	4.42	1,000	1,020.39	+	4.52
Service
Actual	N/A	N/A		N/A	1,000	1,042.10		7.01	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.00	+	6.92	N/A	N/A		N/A
Class IR
Actual	1,000	1,073.80		6.19	1,000	1,043.40		5.23	1,000	1,066.50		5.39
Hypothetical 5% return	1,000	1,018.90	+	6.02	1,000	1,019.74	+	5.17	1,000	1,019.64	+	5.27
Class R
Actual	N/A	N/A		N/A	1,000	1,042.30		7.77	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.26	+	7.67	N/A	N/A		N/A

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Structured Emerging Markets Equity	1.45%	N/A	2.20%	1.05%	N/A	1.20%	N/A
Structured International Equity	1.28	2.03%	2.03	0.88	1.38%	1.03	1.53%
Structured International Small Cap	1.30	N/A	2.05	0.90	N/A	1.05	N/A

+	Hypothetical expenses are based on each Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $702.0 billion in assets under management as of March 31, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market2

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	Ultra-Short Duration Govt. Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund

Structured Equity

■	Balanced Fund
■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]Ranking

for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions&Investments, June 2011.

2An

investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]Individual

Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Peter V. Bonanno, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.	GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Distributor and Transfer Agent	Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of April 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 75555.MF.MED.TMPL /6/2012 STINTSAR12 / 27K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 26, 2012

By:	/s/ George F. Travers
George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 25, 2012